TERRANCE V. PONSFORD (State Bar No. 42648)
JENNIFER R. WOODS (State Bar No. 161150)
BRONSON, BRONSON & McKINNON LLP
505 Montgomery Street
San Francisco, California 94111-2514
Telephone:  (415) 986-4200

Attorneys for Debtors HISTORIC HOUSING
FOR SENIORS LIMITED PARTNERSHIP, HISTORIC
HOUSING FOR SENIORS II LIMITED PARTNERSHIP, and HISTORIC HOUSING FOR SENIORS III LIMITED
PARTNERSHIP

EDWARD TREDINNICK (State Bar No. 84033)
PASCO & RAFTON
1050 Northgate Drive, Suite 356
San Rafael, California 94903
Telephone:  (415) 492-1003

Attorneys for Debtor HOUSING FOR SENIORS
PARTICIPATING MORTGAGE FUND LIMITED PARTNERSHIP

                         UNITED STATES BANKRUPTCY COURT

                         NORTHERN DISTRICT OF CALIFORNIA
___________________________________
                                   )
In re HISTORIC HOUSING FOR SENIORS )        Case No. 93-46247 J
LIMITED PARTNERSHIP, a Delaware    )
limited Partnership,               )            Chapter 11
                                   )
                    Debtor.        )
___________________________________)
                                   )
In re HISTORIC HOUSING FOR         )        Case No. 93-46246 J
SENIORS II LIMITED PARTNERSHIP,    )
a Delaware limited partnership,    )            Chapter 11
                                   )
                    Debtor.        )
___________________________________)
                                   )
In re HISTORIC HOUSING FOR         )        Case No. 93-46245 J
SENIORS III LIMITED PARTNERSHIP,   )
a Delaware limited partnership,    )            Chapter 11
                                   )
                    Debtor.        )
___________________________________)
                                   )
In re HOUSING FOR SENIORS          )        Case No. 95-46713 J
PARTICIPATING MORTGAGE FUND        )
LIMITED PARTNERSHIP,               )            Chapter 11
                                   )
                    Debtor.        )  DEBTOR'S SECOND AMENDED
___________________________________)  -----------------------
                                      JOINT PLAN OF REORGANIZATION
                                      ----------------------------



DEBTOR'S SECOND AMENDED JOINT                                        Exhibit A-1
PLAN OF REORGANIZATION

                                                 TABLE OF CONTENTS

                                                                           Page

ARTICLE 1 INTRODUCTORY STATEMENT...............................................1

ARTICLE 2 DEFINITIONS..........................................................2
  2.1     Definitions..........................................................2

ARTICLE 3 DESIGNATION OF UNCLASSIFIED CLAIMS..................................16

ARTICLE 4 CLASSIFICATION OF CLAIMS AND INTERESTS..............................17
  4.1      Class 1: Priority Claims...........................................17
           4.1.1    Class 1A: Priority Claims Against HHS I...................17
           4.1.2    Class 1B: Priority Claims Against
                    HHS II....................................................17
           4.1.3    Class 1C: Priority Claims Against HHS
                    III.......................................................17
           4.1.4    Class 1D: Priority Claims Against PIF I...................17
  4.2      Class 2: Real Property Secured Tax Claims..........................17
           4.2.1             Class 2A: Real-Property Secured Tax
                             Claims Against HHS I.............................18
                    4.2.1.1  Class 2A1: Real Property Secured
                             Tax Claim by the Gage County
                             Treasurer........................................18
                    4.2.1.2  Class 2A2: Real Property Secured
                             Tax Claim by the Allegheny County
                             Tax and Utility Office...........................18
           4.2.2    Class 2B: Real Property Secured Tax
                    Claims Against HHS II.....................................18
                    4.2.2.1  Class 2B1: Real Property Secured
                             Tax Claim by the Office of Neosho
                             County Treasurer.................................18
                    4.2.2.2  Class 2B2: Real Property Secured
                             Tax Claim by Schneider investment................18
                    4.2.2.3  Class 2B3: Real Property Secured
                             Tax Claim by the Pettis County
                             Collector........................................18
           4.2.3    Class 2C: Real Property Secured Tax
                    Claims Against HHS III....................................19
                    4.2.3.1  Class 2C1: Real Property Secured
                             Tax Claim by the Manitowoc County
                             Treasurer........................................19
                    4.2.3.2  Class 2C2: Real Property Secured
                             Claim b Richard Bump.............................19
                    4.2.3.3  Class 2D: Real Property Secured Tax
                             Claims Against PIF 1.............................19
                    4.2.3.4  Class 2DI: Real Property Secured
                             Tax Claim by the City of Port
                             Huron............................................19
  4.3      Class 3: Mechanics Lien Claims.....................................19
           4.3.1    Class 3B: Mechanics Lien Claims Against
                    HHS II....................................................19
                    4.3.1.1  Class 3B1: Mechanics Lien on the
                             Rock Island HHS II Facility......................19

DEBTOR'S SECOND AMENDED JOINT                                        Exhibit A-i
PLAN OF REORGANIZATION

  4.4      Class 4Al:-Secured Claim of United First National
           Bank Against HHS I.................................................20
  4.5      Class 5: Allowed Secured Claims of PIF I Against
           the HHS Debtors....................................................20
           4.5.1    Class 5A: Allowed Secured Claims of
                    PIF I Against HHS I.......................................20
                    4.5.1.1  Class 5AI: PIF I Secured Claim
                             Secured by the Cumberland/HHS I
                             Facility.........................................20
                    4.5.1.2  Class 5A2: PIF I Secured Claim
                             Secured by the Beatrice/HHS I
                             Facility.........................................20
           4.5.2    Class 5B: Allowed Secured Claims of
                    PIF I Against HHS II......................................20
                    4.5.2.1  Class 5B1: PIF I Secured Claim
                             Secured b the Sedalia/HHS II
                             Facility.........................................20
                    4.5.2.2  Class 5B2: PIF I Secured Claim
                             Secured by the Chanute/HHS II
                             Facility.........................................21
  4.6      Class 6: Allowed Secured Claims of PIP II Against
           the HHS Debtors....................................................21
           4.6.1    Class 6A: Allowed Secured Claims of
                    PIF II Against HHS I......................................21
           4.6.2    Class 6B: Allowed Secured Claims of
                    PIF II Against HHS II.....................................21
                    4.6.2.1  Class 6B1: PIF II Secured Claim
                             Secured b the Rock Island/HHS II
                             Facility.........................................21
                    4.6.2.2  Class 6B2: PIF II Secured Claim
                             Secured b the Joliet/HHS II
                             Facility.........................................21
                    4.6.2.3  Class 6B3: PIP II Secured Claim
                             Secured b the Norfolk/HHS II
                             Facility.........................................21
           4.6.3    Class 6C: Allowed Secured Claims of
                    PIF II Against HHS III....................................22
                    4.6.3.1  Class 6C1: PIP II Secured Claim
                             Secured by the Champaign/HHS III
                             Facility.........................................22
                    4.6.3.2  Class 6C2: PIP II Secured Claim
                             Secured by the Fort Madison/HHS III
                             Facility.........................................22
  4.7      Class 7: Allowed Secured Claims of PIP III Against
           the HHS Debtors....................................................22
           4.7.1    Class 7A: Allowed Secured Claims of
                    PIF III Against HHS I.....................................22
                    4.7.1.1  Class 7Al: PIF III Secured Claim
                             Secured by the Hastings/HHS I
                             Facility.........................................22
           4.7.2             Class 7B: Allowed Secured Claims of PIP
                             III Against HHS II...............................22
                    4.7.2.1  Class 7BI: PIF III Secured Claim
                             Secured by the Joliet/HHS II
                             Facility.........................................23
  4.8      Class 8: General Unsecured Claims..................................23

DEBTOR'S SECOND AMENDED JOINT                                       Exhibit A-ii
PLAN OF REORGANIZATION

           4.8.1    Class 8A: General Unsecured Claims
                    Against HHS I.............................................23
           4.8.2    Class 8B: General Unsecured Claims
                    Against HHS II............................................23
           4.8.3    Class 8C: General Unsecured Claims
                    Against HHS III...........................................23
           4.8.4    Class 8D: General Unsecured Claims
                    Against PIF I.............................................23
  4.9      Class 9: PIF II's Unsecured Claims.................................23
           4.9.1    Class 9A: PIF II's Unsecured Claims
                    Against HHS I.............................................23
           4.9.2    Class 9B: PIP II's Unsecured Claims
                    Against HHS II............................................23
           4.9.3    Class 9C: PIF II's Unsecured Claims
                    Against HHS III...........................................23
           4.9.4    Class 9D: PIF Il's Unsecured Claims
                    Against PIF I.............................................23
  4.10     Class 10:  PIF III's Unsecured Claims..............................24
           4.10.1   Class 10A:  PIF III's Unsecured Claims
                    Against HHS I.............................................24
           4.10.2   Class 10B:  PIF III's Unsecured Claims
                    Against HHS II............................................24
           4.10.3   Class 103:  PIF III's Unsecured Claims
                    Against HHS III...........................................24
           4.10.4   Class 10D: Elf III's Unsecured Claims
                    Against PIF-1.............................................24
  4.11     Class II: Limited Partners' Interests..............................25
           4.11.1   Class IIA: HHS I Limited Partners'
                    Interests Class IIA consists of the
                    Class II Interests of the HHS I Limited
                    Partners in HHS I.........................................25
           4.11.2   Class IIB: HHS II Limited Partners'
                    Interests.................................................25
           4.11.3   Class IIC: HHS III Limited Partners'
                    Interests.................................................25
           4.11.4   Class IID: PIF I Limited Partners'
                    Interests.................................................25
  4.12     Class 12: General Partner's Interest...............................25
           4.12.1    Class 12A: HHS I General Partner's
                     Interests................................................25
           4.12.2    Class 12B: HHS Il General Partner's
                     Interests................................................25
           4.12.3    Class 12C: HHS III General Partner's
                     Interests................................................25
           4.12.4    Class 12D: PIP I General Partner's
                     Interests................................................25
  4.13     Class 13: Subordinated Claims......................................25
           4.13.1    Class 13A: Securities Related Claims
                     Against HHS I............................................26
           4.13.2    Class 13B: Securities Related Claims
                     Against HHS II...........................................26
           4.13.3    Class 13C: Securities Related Claims
                     Against HHS III..........................................26
           4.13.4    Class 13D: Securities Related Claims
                     Against PIF I............................................26


DEBTOR'S SECOND AMENDED JOINT                                      Exhibit A-iii
PLAN OF REORGANIZATION

ARTICLE 5 TREATMENT OF UNCLASSIFIED CLAIMS....................................26
  5.1      Administrative Expense Claims......................................26
           5.1.1     Generally................................................26
           5.1.2     Administrative Expense Claims for Cure
                     Amounts..................................................26
           5.1.3     Professionals, Claims....................................27
           5.1.4     Post-petition Property Tax Claims........................27
  5.2      Priority Tax Claims................................................27

ARTICLE 6 DESIGNATION OF IMPAIRED AND UNIMPAIRED CLASSES......................28
  6.1      Class 1: Priority Claims...........................................28
  6.2      Class 2: Real Property Secured Tax Claims..........................28
  6.3      Class 3: Mechanics Lien Claims.....................................28
  6.4      Class 4AI: Secured Claim of United First National
           Bank Against HHS I.................................................28
  6.5      Class 5: PIF I's Secured Claims....................................28
  6.6      Class 6: PIF II's Secured Claims...................................28
  6.7      Class 7:  PIF III's Secured Claims.................................29
  6.8      Class 8:  General Unsecured Claims.................................29
  6.9      Class 9:  PIF II's Unsecured Claims................................29
  6.10     Class 10:  PIF III's Unsecured Claims..............................29
  6.11     Class 11:  Limited Partners' Interests.............................29
  6.12     Class 12:  General Partner's Interests.............................29
  6.13     Class 13:  Subordinated Claims.....................................29

ARTICLE 7 TREATMENT OF CLASSIFIED CLAIMS AND INTERESTS........................29
  7.1      Class 1:  Priority Claims..........................................29
  7.2      Class 2:  Real Property Secured Tax Claims.........................30
           7.2.1     Treatment of Class 2 Claims Related to
                     Agemark Facilities.......................................30
  7.3      Class 3:  Mechanics Lien...........................................30
  7.4      Class 4A1:  Secured Claim of United First National
           Bank Against HHS I.................................................30
  7.5      Class 5: PIF I's Secured Claims....................................30
           7.5.1     Treatment of Class 5 Claims Related to
                     Agemark Facilities in Which the
                     Owner-Debtor Has Equity..................................30
           7.5.2     Treatment of Class 5 Claims Related to
                     Agemark Facilities in Which the Owner-
                     Debtor Has No Equity.....................................31
  7.6      Class 6:  PIF 11's Secured Claims..................................31
           7.6.1     Treatment of Class 6 Claims Related to
                     Agemark Facilities.......................................32
           7.6.2     Treatment of Class 6 Claims Related to
                     Rejected Facilities......................................32
  7.7      Class 7:  PIF III's Secured Claims.................................32
           7.7.1     Treatment of Class 7 Claims Related to
                     Agemark Facilities.......................................32
           7.7.2     Treatment of Class 7 Claims Related to
                     Rejected Facilities......................................33
  7.8      Class 8:  General Unsecured Claims.................................33
  7.9      Class 9:  PIF II's Unsecured Claims................................33
  7.10     Class 10:  PIF III's Unsecured Claims..............................33
  7.11     Class 11:  Limited Partners' Interests.............................34
           7.11.1    Class IIA:  HHS I Limited Partners'
                     Interests................................................34

DEBTOR'S SECOND AMENDED JOINT                                       Exhibit A-iv
PLAN OF REORGANIZATION

           7.11.2    Class 11B:  HHS II Limited Partners'
                     Interests................................................34
           7.11.3    Class 11C:  HES III Limited Partners'
                     Interests................................................34
           7.11.4    Class 11D:  PIF I Limited Partners'
                                 Interests....................................35
  7.12     Class 12:  General Partner's Interests.............................35
  7.13     Class 13:  Subordinated Claims.....................................36

ARTICLE 8 MEANS OF EXECUTION OF THE PLAN......................................36
  8.1      Formation and Organization of Acremark.............................36
  8.2      Vesting of Property of the Estates Upon
           Confirmation.......................................................37
  8.3      Operation of Business..............................................37
  8.4      Transfer of Rejected Facilities....................................38
  8.5      Transfer of Acremark Facilities....................................38
  8.6      Transfer of Debtors' Assets and Liabilities Into
           Agemark............................................................39
  8.7      Assignment of Executory Contracts and Unexpired
           Leases.............................................................40
  8.8      Assumption of Reimbursement Liability..............................40
  8.9      Cancellation of PIF I Notes and Mortgages..........................40
  8.10     Modification of Agemark Notes......................................40
           8.10.1    Principal................................................41
           8.10.2    Interest on Regular Acremark Notes.......................41
                     8.10.2.1 Interest Rate on Regular Agemark
                              Notes...........................................41
                     8.10.2.2 Payment of Interest on Regular
                              Agemark Notes...................................41
                              8.10.2.2.1  Minimum Interest
                                          Payments............................41
                              8.10.2.2.2  Additional Interest
                                          Payments............................41
           8.10.3    Interest on Rock Island/Agemark Note.....................43
                     8.10.3.1 First Year After Effective Date.................43
                     8.10.3.2 Second Year After Effective Date................44
                     8.10.3.3 Subsequent Years................................44
           8.10.4    Principal Payments.......................................44
                     8.10.4.1 Principal Reserve Accounts......................45
           8.10.5    Term.....................................................45
           8.10.6    Prepayment Incentive.....................................47
           8.10.7    Additional Interest......................................47
           8.10.8    Salability of Notes......................................47
           8.10.9    Periodic Reporting.......................................47
           8.10.10   Prohibition on Agemark Dividends.........................47
           8.10.11   Miscellaneous Default Provisions.........................48
                     8.10.11.1 Transfer Not Default...........................48
                     8.10.11.2 Abandonment of Rock Island/Agemark
                               Facility.......................................48
                     8.10.11.3 Allowed Indebtedness...........................48
                     8.10.11.4 Notice Requirements............................48
  8.11     Super First and Reimbursement Notes, Mortgages and
           Guarantees.........................................................49
           8.11.1    Terms of Notes...........................................49
                     8.11.1.1 Principal.......................................49
                     8.11.1.2 Interest Rate...................................49

DEBTOR'S SECOND AMENDED JOINT                                       Exhibit A-v
PLAN OF REORGANIZATION

                     8.11.1.3 Term............................................49
                     8.11.1.4 Payment of Principal From Sale of
                              Rejected Facilities.............................50
                     8.11.1.5 Payment of Proceeds Upon Sale of
                              Collateral......................................50
                     8.11.1.6 Salability of Notes.............................51
                     8.11.1.7 Periodic Reporting..............................51
                     8.11.1.8 Notice Requirements.............................51
           8.11.2    Guarantee................................................51
           8.11.3    Mortgages................................................52
                     8.11.3.1 Right of First Refusal..........................52
                     8.11.3.2 Marshalling Agreement...........................52
  8.12     Execution of Tax Notes.............................................52
           8.12.1    Principal................................................53
           8.12.2    Interest.................................................53
           8.12.3    Payments.................................................53
           8.12.4    Term.....................................................53
           8.12.5    Default..................................................53
  8.13     Modification of Management Agreement...............................53
  8.14     Issuance of Agemark Stock..........................................54
           8.14.1    Shift of Agemark Stock from HHS I to PIF
                     I........................................................54
           8.14.2    Shift of Agemark Stock from Westor and
                     Williston Associates to Certain Debtors..................54
           8.14.3    Distribution of Agemark Stock to Limited
                     Partners.................................................54
  8.15     Distribution of Cash...............................................55
  8.16     Sale of Certain Agemark Facilities.................................55
  8.17     Set-Offs...........................................................55
  8.18     Retention and Enforcement of Claims................................56
  8.19     Determination of Tax Liability.....................................56
  8.20     Objections to Claims...............................................56
  8.21     Post-Confirmation Retention of Professionals.......................57
  8.22     Securities Registration............................................57

ARTICLE 9 DISTRIBUTION PROVISIONS.............................................57
  9.1      Bar Date for Claims/Record Date for Interests......................57
  9.2      Cash Distributions on Account of Disputed Claims...................58
  9.3      Agemark Stock Distributions on Account of Dispute
           Claims and Interests...............................................59
  9.4      Distribution of Fractional Shares of Agemark
           Stock..............................................................59
  9.5      Delivery of Distributions..........................................60
           9.5.1     Delivery in General......................................60
           9.5.2     Holding of Undeliverable Property........................60
           9.5.3     Unclaimed Property.......................................61
  9.6      No Distribution in Excess of Allowed Amount of
           Claim..............................................................61

ARTICLE 10
EXECUTORY CONTRACTS AND UNEXPIRED LEASES......................................61
  10.1     Assumption.........................................................61
           10.1.1    Executory Contracts and Unexpired Leases
                     Assumed..................................................61
           10.1.2    Method of Cure...........................................62
           10.1.3    Deadline to Object to Cure Amounts.......................62

DEBTOR'S SECOND AMENDED JOINT                                       Exhibit A-vi
PLAN OF REORGANIZATION

  10.2     Rejection..........................................................62
           10.2.1    Executory Contracts and Unexpired Leases
                     Rejected.................................................62
                     10.2.1.1  Rejection Claims...............................63
  10.3     Reservation of Rights to Assume or Reject..........................63

ARTICLE 11
CONDITIONS TO THE EFFECTIVE DATE..............................................63
  11.1     Conditions.........................................................63
           11.1.1    Plan Confirmation........................................63
           11.1.2    Fees Paid................................................64
           11.1.3    Amendment to Transfer Dickinson/Non-
                     Debtor Facility..........................................64
           11.1.4    Agreement to Modify Dickinson Note.......................64
           11.1.5    Agreement to Transfer Williston/Non-
                     Debtor Facility..........................................64
           11.1.6    Agreement to Modify Williston Note.......................64
           11.1.7    Agreement to Permit Transfer of
                     Williston/Non-Debtor Facility............................64
           11.1.8    Agreement to Modify Management
                     Agreement................................................65
           11.1.9    Execution of Plan Documents..............................65
  11.2     Waiver of Conditions to Effective Date.............................65
  11.3     Effect of Nonoccurrence of the Conditions to the
           Effective Date.....................................................65

ARTICLE 12
DISCHARGE, RELEASES, INJUNCTIONS, ETC.........................................66
  12.1     Discharge..........................................................66
  12.2     Injunction.........................................................66
  12.3     Limitation of Liability............................................67
  12.4     Release of General Partner.........................................67

ARTICLE 13 RETENTION OF JURISDICTION..........................................68
  13.1     ...................................................................68
  13.2     ...................................................................68
  13.3     ...................................................................68
  13.4     ...................................................................68
  13.8     ...................................................................69
  13.9     ...................................................................69
  13.10    ...................................................................69
  13.11    ...................................................................69
  13.12    ...................................................................69
  13.13    ...................................................................69
  13.14    ...................................................................69

ARTICLE 14
ADMINISTRATIVE PROVISIONS.....................................................70
  14.1     Plan Amendments and Revocation.....................................70
           14.1.1    Amendments to the Plan...................................70
           14.1.2    Revocation of the Plan...................................70
  14.2     Applicability of Section 1145 of the Bankruptcy
           Code...............................................................70
  14.3     Application of Bankruptcy Code Section 1146(c).....................71
  14.4     Successors and Assigns.............................................71

DEBTOR'S SECOND AMENDED JOINT                                      Exhibit A-vii
PLAN OF REORGANIZATION

  14.5     Severability.......................................................71
  14.6     Readings...........................................................72
  14.7     Notices............................................................72
  14.8     Integration........................................................72

ARTICLE 15
CONFIRMATION REQUEST..........................................................73



DEBTOR'S SECOND AMENDED JOINT                                     Exhibit A-viii
PLAN OF REORGANIZATION

         Housing for Seniors Participating Mortgage Fund Limited Partnership ("PIF I"), Historic Housing for Seniors Limited Partnership ("HHS I"), Historic Housing for Seniors II Limited Partnership ("HHS II") and Historic Housing for Seniors III Limited Partnership ("HHS III"), the debtors and debtors-in-possession in the above-captioned Chapter II cases (hereinafter collectively referred to as the "Debtors"), hereby submit the Debtors' Second Amended Joint Plan of Reorganization (the "Plan") pursuant to
Section 1121 of the United States Bankruptcy Code.

         ALL CREDITORS AND PARTNERS ARE ENCOURAGED TO CONSULT THE DISCLOSURE STATEMENT FILED HEREWITH BEFORE VOTING TO ACCEPT OR REJECT THIS PLAN. THE DISCLOSURE STATEMENT CONTAINS A DISCUSSION OF THE DEBTORS' HISTORY, A DESCRIPTION OF THE DEBTORS' PROPERTIES AND OTHER RELEVANT PROPERTIES AND A SUMMARY AND ANALYSIS OF THIS PLAN.

                                    ARTICLE 1
                                    ---------
                             INTRODUCTORY STATEMENT
                             ----------------------

         The Debtors are Delaware limited partnerships. Their sole general partner is Westor Financial Group, Inc., a Delaware corporation. HHS I, HHS II and HHS III (hereinafter collectively referred to as the "HHS Debtors") have been, and continue to be, engaged in the ownership, development, operation and management of living facilities for senior citizens (the "HHS Facilities") throughout the United States. Similarly, PIF I owns and operates a living facility for senior citizens (the "PIF I Facility"). The HHS Debtors, primary secured lenders are PIF 1, Preferred Income Fund II ("PIF II") and Preferred Income Fund III ("PIF III") (hereinafter collectively referred to as the "PIF Partnerships").

DEBTOR'S SECOND AMENDED JOINT                                        Exhibit A-1
PLAN OF REORGANIZATION

The PIF Partnerships made secured loans to the HHS Debtors which are secured by certain HHS Facilities. Westor is also the general partner of [APIF 17 and PIF III, though those limited partnerships are now controlled by a Liquidating Trustee.

                                    ARTICLE 2
                                    ---------
                                   DEFINITIONS
                                   -----------

         2.1      Definitions.  The following definitions apply to this
                  -----------
Plan:
                  2.1.1 "Adjusted Equity Portion" means an Equity Portion plus or minus the adjustments required in Paragraphs 8.14.1 and
8.14.2 herein.

                  2.1.2 "Administrative Expense Claim" means a Claim arising from those expenses incurred by a Debtor after the commencement of its Bankruptcy Case which form the basis of a claim for administrative expenses under Section 503(b) of the Bankruptcy Code. In these Bankruptcy Cases, Administrative Claims include Claims for Cure Amounts, Professionals' Claims and Post petition Property Tax Claims.

                  2.1.3 "Agemark" means Agemark, Inc., that Nevada corporation to be formed pursuant to paragraph 8.1 et sea. of the Plan.

                  2.1.4  "Agemark Facilities" means the following
Facilities which will be transferred to Agemark on the Effective
Date:

         Beatrice/HHS I Facility
         Chanute/HHS II Facility
         Cumberland/HHS I Facility
         Fort Madison/HHS III Facility

DEBTOR'S SECOND AMENDED JOINT                                        Exhibit A-2
PLAN OF REORGANIZATION

         Hastings/HHS I Facility
         Manitowoc/HHS III Facility
         Rock Island/HHS II Facility
         Sedalia/HHS II Facility
         Port Huron/PIF I Facility
         Dickinson/Non-Debtor Facility
         Williston/Non-Debtor Facility

                  2.1.5 "Agemark Notes" means the PIF II Notes secured by the Fort Madison/HHS III Facility, the Rock Island/HHS II Facility, the Dickinson/Non-Debtor Facility and the Williston/NonDebtor
Facility and the PIF III Note secured by a mortgage on the Hastings/HHS I Facility.

                  2.1.6 "Agemark Stock" means the authorized shares of common stock of Agemark which will be issued pursuant to paragraph
8.14 of the Plan.

                  2.1.7 "Allowed Claim" or "Allowed Interest" means a Claim against a Debtor or an Interest in a Debtor to the extent that: (a) a proof of such Claim or Interest was timely filed, is deemed filed pursuant to Section 1111(a) of the Bankruptcy Code, or is filed late with leave of the Court; and (b) such Claim or Interest is not a Disputed Claim or Disputed Interest.

                  2.1.8 "Bankruptcy Cases" means a case filed under Chapter II of the Bankruptcy Code by one of the HHS Debtors on the HA'S Petition Date or the case filed under Chapter II of the Bankruptcy Code by PIF I on the PIF I Petition Date.

                  2.1.9 "Bankruptcy Code" means Title II of the United States Code, II U.S.C. s. 101, et seq., as enacted in 1978 and thereafter amended.

DEBTOR'S SECOND AMENDED JOINT                                        Exhibit A-3
PLAN OF REORGANIZATION

                  2.1.10 "Bankruptcy Rules" means the Federal Rules of Bankruptcy Procedure, as amended from time to time, prescribed pursuant to 28 U.S.C. s. 2075.

                  2.1.11 "Cash" means cash and cash equivalents including, but not limited to, checks and other similar forms of payment or exchange.

                  2.1.12 "Claim" means any right to payment from or an equitable remedy against one of the Debtors or its Estate, whether or not such right is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

                  2.1.13 "Claim Objection" or "Interest Objection" means an objection to the allowance of a Claim or Interest made pursuant to Section 502 of the Bankruptcy Code.

                  2.1.14 "Confirmation Date" means the date on which the Court enters the Confirmation Order on its docket.

                  2.1.15 "Confirmation Order" means the order entered by the Court confirming this Plan pursuant to Section 1129 of the Bankruptcy Code.

                  2.1.16 "Court" means the United States Bankruptcy Court for the Northern District of California, Oakland Division, or in the event such court ceases to exercise jurisdiction over these Bankruptcy Cases, such court or adjunct thereof which exercises jurisdiction over the Bankruptcy Cases.

                  2.1.17 "Cure Amounts" means the amounts necessary to cure any monetary defaults on executory contracts or unexpired leases which are assumed pursuant to the Plan.

DEBTOR'S SECOND AMENDED JOINT                                        Exhibit A-4
PLAN OF REORGANIZATION

                  2.1.18 "Debtor" means HHS I, HHS II, HHS III or PIF I in its capacity as a debtor, a debtor-in-possession or a reorganized debtor under the Bankruptcy Code.

                  2.1.19 "Deficiency Claim" means an Allowed Unsecured Claim of a PIF partnership against an HHS Debtor for deficiencies arising out of the amounts due under a PIF Note in excess of the Allowed Secured Claim arising out of the respective PIF Note.

                  2.1.20 "Dickinson Associates" means Dickinson Associates Limited Partnership, a North Dakota Limited Partnership.

                  2.1.21 "Dickinson/Non-Debtor Facility" means a facility located in Dickinson, North Dakota, the limited partners interests of which are owned in part by insiders of Westor.

                  2.1.22 "Disallowed Claim" or "Disallowed Interest" means a Claim against, or Interest in, a Debtor or its Estate which is disallowed by a Final Order.

                  2.1.23 "Disclosure Statement" means the Disclosure Statement For Debtors' First Amended Joint Plan of Reorganization, which has been approved by the Court pursuant to Section 1125 of the Bankruptcy Code.

                  2.1.24 "Disputed Claim" or "Disputed Interest" means any Claim or Interest (a) which has been included in a Debtor's
Schedules as disputed, contingent or unliquidated, or (b) as to which a Claim Objection or Interest Objection has been timely filed and which such Claim or Interest Objection is not the subject of a Final Order and has not been withdrawn.

DEBTOR'S SECOND AMENDED JOINT                                        Exhibit A-5
PLAN OF REORGANIZATION

                  2.1.25 "Distribution" means the Cash or Agemark Stock to be distributed under the Plan to holders of certain Allowed Claims or Allowed Interests.

                  2.1.26 "Effective Date" means (a) if no stay of the Confirmation Order is in effect, the first business day after each of the conditions set forth in Article II herein is satisfied or waived; or (b) if a stay of the Confirmation Order is in effect, the first business day after (i) such stay is vacated or any appeal, rehearing, remand or petition of certiorari is resolved by a Final Order in a manner that does not reverse or materially modify the Confirmation Order and (ii) each of the conditions set forth in Article II of the Plan are satisfied or waived.

                  2.1.27 "Estate" means a bankruptcy estate created in an HHS Bankruptcy Case or in the PIF I Bankruptcy Case pursuant to
Section 541 of the Bankruptcy Code.

                  2.1.28 "Equity Portion" means that portion of Agemark Stock equal to the ratio of (a) the value to Agemark, if any, of the equity contributed and debts canceled by a particular entity to
(b) the value of the total equity of Agemark on the Effective Date.

                  2.1.29 "Evergreen" means Evergreen Management, Inc.1 the management company owned by the principals of Westor which manages the Facilities.

                  2.1.30 "Facility" means a living facility for senior citizens and all of the personal property of the owner of such facility located therein.

                  2.1.31 "Final Order" means an order or judgment of the Court, or other court of competent jurisdiction, as entered on the

DEBTOR'S SECOND AMENDED JOINT                                        Exhibit A-6
PLAN OF REORGANIZATION
docket of such Court, which order has not been reversed, stayed, materially modified or amended, and as to which (a) the time to appeal, seek review or rehearing, or petition of certiorari has expired and no timely filed appeal or petition for review, rehearing, remand or certiorari has been filed; or any motion for review or rehearing filed, appeal taken or a petition for certiorari filed has been resolved by the highest court to which the order or judgment was or may be appealed or from which certiorari was or may be sought.

                  2.1.32 "HHS I" means Historic Housing for Seniors Limited Partnership, a Delaware limited partnership.

                  2.1.33 "HHS II" means Historic Housing for Seniors II Limited Partnership, a Delaware limited partnership.

                  2.1.34 "HHS III" means Historic Housing for Seniors III Limited Partnership, a Delaware limited partnership.

                  2.1.35 "HHS Bar Date" means March 21, 1994, the date that the Court set as the last day for filing of proofs of Claim in the HHS Debtors' Bankruptcy Cases.

                  2.1.36  "HHS Debtor" means HHS I, HHS II or HHS III.

                  2.1.37 "HHS I Facilities" means the following Facilities which are or were owned by HHS I as of the HHS Petition Date, which, when referred to individually in the Plan or Disclosure
Statement are also identified by the city in which each is located:

FACILITY NAME                                        LOCATION
-------------                                        --------
The Kensington Paddock                               Beatrice, NE
The Tiger Kensington                                 Columbia, MO
                                                     Cumberland, MD

DEBTOR'S SECOND AMENDED JOINT                                        Exhibit A-7
PLAN OF REORGANIZATION

FACILITY NAME                                        LOCATION
-------------                                        --------
The Ware                                             Waycross, GA
The Kensington Hastings                              Hastings, NE

                  2.1.38  "HHS II Facilities" means the following
Facilities which are or were owned by HHS II as of the HHS Petition Date, which, when referred to individually in the Plan or Disclosure Statement are identified by the city-in which each is located:

FACILITY NAME                                        LOCATION
-------------                                        --------
The Tioga                                            Chanute, KS
Janesville                                           Janesville, WI
Joliet                                               Joliet, IL
The Fort Armstrong                                   Rock Island, IL
The Bothwell Kensington                              Sedalia, MO
The Madison Hotel                                    Norfolk, NE

                  2.1.39 "HHS III Facilities" means the following Facilities which are or were owned by HHS III as of the HHS
Petition Date, which, when referred to individually in the Plan or Disclosure Statement are identified by the city in which each is located:

FACILITY NAME                                        LOCATION
-------------                                        --------
The Inman                                            Champaign, IL
The Roosevelt Hotel                                  Cedar Rapids, IA
The Hotel Manitowoc                                  Manitowoc, WI
The Kensington                                       Fort Madison, IA
Quincy                                               Quincy, IL

                  2.1.40 "HHS Petition Date" means September 2, 1993, the date on which the HHS Debtors filed their respective HHS Bankruptcy
Cases.

DEBTOR'S SECOND AMENDED JOINT                                        Exhibit A-8
PLAN OF REORGANIZATION

                  2.1.41 "Interest" means the equity security interest of an HHS Limited Partner, a PIF Limited Partner or Westor in one of the Debtors.

                  2.1.42 "Limited Partner" means a limited partner of one of the Debtors.

                  2.1.43 "Liquidating Trustee" means Sheldon Solow, or any successor of Mr. Solow, as the liquidating trustee for the PIF II and PIF III appointed on August 30, 1993, pursuant to an or er entered in the Securities Actions.

                  2.1.44 "Patterson Bank" means that certain bank in Waycross, Georgia which was the holder of that certain nonrecourse promissory note executed by HHS I in August, 1995 in favor of Patterson Bank in the principal amount of $305,216.65, secured by a first priority mortgage against the Waycross/HHS I Facility and which foreclosed on such mortgage.

                  2.1.45 "PIP Holding Company" means one of the Delaware corporations formed by the Liquidating Trustee on or about October
19, 1995, for the purpose of receiving and holding the Rejected
Facilities.

                  2.1.46 "PIF I" means Housing for Seniors Participating Mortgage Fund Limited Partnership, a Delaware limited partnership.

                  2.1.47 "PIF II" means Preferred Income Fund II, a Delaware limited partnership.

                  2.1.48 "PIP III" means Preferred Income Fund III, a Delaware limited partnership.

                  2.1.49 "PIP I Bar Date" means February II, 1996 the date that the Court set as the last day for filing proofs of claim in PIF I's Bankruptcy Case.

DEBTOR'S SECOND AMENDED JOINT                                        Exhibit A-9
PLAN OF REORGANIZATION

                  2.1.50 "PIP I Facilities" means the following Facilities which are or were owned by PIF I as of the PIF I Petition Date, which, when referred to individually in the Plan or Disclosure
Statement are identified by the city in which each is located:

FACILITY NAME                                        LOCATION
-------------                                        --------
The Loretto                                          Kansas City, MO"
The Harrington Inn                                   Port Huron, MI1

                  2.1.51 "PIF I Notes" means those certain notes issued by the HHS Debtors in favor of PIF I, each of which is or was separately secured by a Debtor Facility as of the HHS Petition Date and as described below:

                                             ESTIMATED
    DATE     BORROWER      AMOUNT          BALANCE AS OF             LOCATION
                           BORROWED        CONFIRMATION              OF SECURITY
                                               DATE
--------------------------------------------------------------------------------
1/31/89      HHS 1         $1,800,000       $2,439,000                Cumberland
1/26/89      HHS 1         $1,350,000       $1,805,000                Beatrice
1/26/89      HHS II        $1,500,000       $2,055,000                Sedalia
8/23/89      HHS II        $1,300,000       $1,970,000                Chanute
8/23/89      HHSS III      $1,050,000       $0[2]                     Quincy[3]

             2.1.52 "PIF I Petition Date" means October 2, 1995, the date on which PIF I filed the PIF I Bankruptcy Case.

--------
1   The Kansas City/PIF I Facility was sold during the
pendency of the PIF Bankruptcy Case and the available proceeds were distributed to PIF I in full satisfaction of the PIF I Note related thereto.

2   The Quincy/HHS III Facility was sold during the
pendency of the HHS Bankruptcy Cases. The available proceeds were distributed pro rata to PIF I and PIF II in full satisfaction of the PIF I and PIF II Notes related to the Quincy/HHS III Facility.

3   The Quincy/HHS III Facility was also subject to
the concurrent first priority mortgage held by PIF II.


DEBTOR'S SECOND AMENDED JOINT                                       Exhibit A-10
PLAN OF REORGANIZATION

                  2.1.53 "PIF II Notes" means those certain notes issued by the HHS Debtors and certain non-debtors in favor of PIP II, each of which is or was separately secured by a Debtor Facility or Non-Debtor Facility as of the HHS Petition Date and as described below:

                                                 ESTIMATED
                                                 BALANCE AS OF
                            AMOUNT               CONFIRMATION        LOCATION
DATE        BORROWER        BORROWED             DATE                OF SECURITY

4/18/89     HHS 1           $1,900,000           $ 0                 Columbia[4]
4/24/89     HHS II          $3,200,000           $4,692,000          Rock Island
11/30/89    HHS II          $1,800,000           $2,485,000          Joliet[5]
8/23/89     HHS II          $1,400,000           $1,787,000          Norfolk
8/23/89     HHS III         $2,200,000           $2,839,000          Ft. Madison
10/24/89    HHS III         $2,400,000           $2,953,000          Champaign
8/23/89     HHS III         $1,850,000           $0[6]                 Quincy[7]
11/30/89    Dickinson       $1,950,000           $2,784,000          Dickinson
            Associates
8/23/89     Williston       $2,300,000           $2,500,000          Williston
            Associates

                  2.1.54 "PIP III Notes" means those certain notes issued by the HHS Debtors and certain non-debtors in favor of PIF III, each of which is or was separately secured by a Debtor
Facility as of the HHS Petition Date and as described below:

--------
4       The Colombia/HHSI Facility was sold during the
pendency of the HHS Bankruptcy Cases and the available proceeds were distributed to PIF II in full satisfaction of the PIF II Note related thereto.

5       The Joliet/HHS II Facility is also subject to the
second priority mortgage held by PIF III.

6       The Quincy/HHS III Facility was sold during the
pendency of the HHS Bankruptcy Cases. The available proceeds were distributed pro rata to PIF I and PIF II in full satisfaction of the PIF I Note and the PIF II Note related to the Quincy/HHS III Facility.

7       The Quincy/HHS III Facility was also subject to
the concurrent first priority mortgage held by PIF I.


DEBTOR'S SECOND AMENDED JOINT                                       Exhibit A-11
PLAN OF REORGANIZATION

                                          ESTIMATED
                                          BALANCE AS OF
                         AMOUNT           CONFIRMATION          LOCATION
DATE        BORROWER     BORROWED         DATE                  OF SECURITY

6/8/90      HHS I        $2,500,000       $ 0                   Waycross[8]
8/20/90     HHS II       $2,200,000       $2,666,000            Joliet[9]
10/5/90     HHS III      $3,600,000       $ 0[10]                 Cedar Rapids
12/10/90    HHS 1        $3,100,000       $3,014,000            Hastings
6/22/90     HHS II       $2,300,000       $ 0[11]                 Janesville

                  2.1.55 "Plan" means this Debtors' Second Amended Joint Plan of Reorganization, together with any amendments or modifications hereto (such amendments or modifications only being effective if approved by order of the Court).

                  2.1.56 "Post-petition Property Tax Claims" means the Administrative Claims of various state or county taxing authorities, or their assignees, for unpaid real property taxes incurred after the Petition Date.

                  2.1.57 "Priority Claim" means any Claim against a Debtor which, if allowed, is entitled to priority pursuant to
Section 507(a)(3), (4) or (6) of the Bankruptcy Code.


--------
8    The Waycross/HHS I Facility was subject to a first
priority mortgage held by Patterson Bank. During the pendency of the HHS Bankruptcy Cases, Patterson Bank foreclosed upon its interest in the Waycross/HHS I Facility.

9    The Joliet/HHS III Facility is also subject to the
first priority mortgage held by PIF II.

10   The Cedar Rapids/HHS III Facility was sold during the
pendency of the HHS Bankruptcy Cases, and the available proceeds were distributed to PIF III in full satisfaction of the PIF III Note related thereto.

11   The Janesville/HHS II Facility was sold during the
pendency of the HHS Bankruptcy Cases, and the available proceeds were distributed to PIF III in full satisfaction of the PIF III Note related thereto.


DEBTOR'S SECOND AMENDED JOINT                                       Exhibit A-12
PLAN OF REORGANIZATION

                  2.1.58 "Priority Tax Claim" means any Claim against a Debtor entitled to priority under Section 507(a)(7) of the Bankruptcy Code.

                  2.1.59  "Professionals' Claims" means the
Administrative Claims of professionals whose employment by the Debtors during the pendency of the Bankruptcy Cases was approved by the Court arising out of Section 503(b)(2)-(6) of the Bankruptcy Code.

                  2.1.60 "Record Date" means January 1, 1997, the date the Court set as the record date for the purposes of determining the holders of record of Interests for purposes of voting and Distributions under the Plan.

                  2.1.61 "Reimbursement Notes" means those certain secured promissory notes to be executed by Agemark in favor of PIF II and III which have the terms set forth in paragraph 8.11 et seq. of the Plan.

                  2.1.62 "Rejected Facilities" means the following Facilities which have been or will be sold prior to the Confirmation Date or transferred to a PIF Holding Company on the Effective Date:

         Cedar Rapids/HHS III Facility
         Champaign/HHS III Facility
         Columbia/HHS I Facility
         Janesville/HHS II Facility
         Joliet/HHS II Facility
         Kansas City/PIF I Facility
         Norfolk/HHS II Facility
         Quincy/HHS III Facility
         Waycross/HHS II Facility

DEBTOR'S SECOND AMENDED JOINT                                       Exhibit A-13
PLAN OF REORGANIZATION

                  2.1.63 "Schedules" means the schedules of assets and liabilities prepared by a Debtor and filed with the Court pursuant to Bankruptcy Rule 1007(b), as the same has been, or may be, amended from time to time on or prior to the Effective Date.

                  2.1.64 "Secured Claim" means any Claim that is secured by a lien on property of an Estate which lien is valid, perfected and enforceable under applicable law, and is not subject to avoidance under the Bankruptcy Code or other applicable nonbankruptcy law or is a Claim for which a holder asserts a set-off under Section 553 of the Bankruptcy Code. A Claim is a Secured Claim only to the extent of the value of the Claim holder's interest in the property pursuant to Section 506(b) of the Bankruptcy Code, unless the Secured Claim arises under Section s. 53 of the Bankruptcy Code, and then such Claim is a Secured Claim only to the extent provided therein.

                  2.1.65 "Securities Actions" means those class action lawsuits pending in the United States District Court for the Southern District of New York, which are known as Jolly v.
Pittore, Case No. 92 Civ 3593 and Sriram v. Pittore, Case No. 92
Civ 5244.

                  2.1.66 "Senior Williston Notes" means those certain promissory notes executed by Williston Associates on or about May
26, 1995, in favor of PIF II and PIF III in the total principal amount of $49,704.43, secured by mortgages against the Williston/Non-Debtor Facility, which mortgages are senior to the mortgage securing the PIF II Note secured by the Williston/
Non-Debtor Facility.

DEBTOR'S SECOND AMENDED JOINT                                       Exhibit A-14
PLAN OF REORGANIZATION

                  2.1.67 "Subordinated Claim" means any Claim against a Debtor for damages or for reimbursement on account of such Claim arising from the purchase or sale of an interest in the Debtor or an affiliate of the Debtor or from a violation of any securities law.

                  2.1.68  "Super First Claims" means the Allowed
Unsecured Claims of PIF III arising out of the Debtor's obligations under the agreements which gave the Super First
Loans.

                  2.1.69 "Super First Loans" means those loans made b PIF III for the benefit of the Debtors which were related to certain Debtor-owned Facilities, each of which is described below:

                                             APPROXIMATE            LOCATION
                                             BALANCE AS OF          OF RELATED
DATE               BENEFICIARIES             CONFIRMATION DATE      FACILITY
7/5/91             HHS I/PIF I               $147,000               Beatrice
7/5/91             HHS II/PIF 1              $206,000               Sedalia
7/5/91             HHS III                   $342,000               Manitowoc
7/5/91             PIF I                     $300,000               Kansas City
7/5/91             PIF I                     $525,000               Port Huron

                  2.1.70 "Super First Note" means that certain secured promissory note to be executed by Agemark in favor of PIF III and having the terms set forth in paragraph 8.11 et sea. herein.

                  2.1.71 "Tax Notes" means those certain promissory notes to be executed by Agemark in favor of the holders of certain Class 2 Claims having the terms set forth in paragraph
8.12 et seq. herein.

                  2.1.72 "Unsecured Claim" means any Claim that is not an Administrative Claim, Priority Claim, Priority Tax Claim,
Secured Claim or Subordinated Claim.

DEBTOR'S SECOND AMENDED JOINT                                       Exhibit A-15
PLAN OF REORGANIZATION

                  2.1.73 "Westor" means Westor Financial Group, Inc., a Delaware corporation, the general partner of the Debtors and PIF II and PIF III.

                  2.1.74  "Williston Associates" means Williston
Associates Limited Partnership, the limited partners' interests of which are owned in part by insiders of Westor.

                  2.1.75  "Williston/Non-Debtor Facility" means a
Facility located in Williston, North Dakota, which is owned by Williston Associates.

         2.2 General Rules About Definition of Terms. The following general rules apply to the terms used herein:

                  2.2.1 For purposes of this Plan, capitalized terms will have meanings defined above unless the context requires otherwise.

                  2.2.2 Terms defined in Section 101 of the Bankruptcy Code will have the same meaning when used in the Plan, unless a different definition is given in the Plan.

                  2.2.3 The rules of construction used in Section 102 of the Bankruptcy Code will apply to construction of the Plan.

                  2.2.4 The singular of any of the foregoing terms includes the plural and vice-versa where the context requires.

                  2.2.5  A term used in the Plan, whether or not
capitalized, that is not defined in the Plan, but is used in the Code, has the meaning assigned to the term in the Code.

                                    ARTICLE 3
                                    ---------

                       DESIGNATION OF UNCLASSIFIED CLAIMS
                       ----------------------------------

         Administrative Claims and Priority Tax Claims will not be classified.

DEBTOR'S SECOND AMENDED JOINT                                       Exhibit A-16
PLAN OF REORGANIZATION

                                    ARTICLE 4
                                    ---------

                     CLASSIFICATION OF CLAIMS AND INTERESTS
                     --------------------------------------

         An Allowed Claim or Allowed Interest will be classified in one of the particular subclasses set forth below only to the extent that such Allowed Claim or Allowed Interest fits the description of that particular class and will be deemed classified in a different class to the extent that the remainder of any such Claim or Interest fits the description of such different class. Though Claims have been grouped together for convenience into similarly numbered and lettered classes, only the smallest subclasses herein will be considered a "class" for the purposes of separate classification of different claims as required under Section 1122(a) of the Bankruptcy Code.

         4.1      Class 1: Priority Claims.  The Class 1 subclasses
                  ------------------------
consist of all Allowed Priority Claims against the Debtors.

                  4.1.1  Class 1A: Priority Claims Against HHS I.  Class
                         ---------------------------------------
1A consists of the Allowed Priority Claims against HHS I.

                  4.1.2  Class 1B: Priority Claims Against HHS II.  Class
                         ----------------------------------------
1B consists of the Allowed Priority Claims against HHS II.

                  4.1.3  Class 1C: Priority Claims Against HHS III.
                         -----------------------------------------
Class 1C consists of the Allowed Priority Claims against HHS III.

                  4.1.4  Class 1D: Priority Claims Against PIF I.  Class
                         ---------------------------------------
1D consists of the Allowed Priority Claims against PIF I.

         4.2  Class 2: Real Property Secured Tax Claims.  The Class 2
              -----------------------------------------
subclasses consist of Allowed Secured Claims of various state or county taxing authorities, or their assignees, for unpaid prepetition property taxes which are secured by liens against specific Debtor-owned Facilities.

DEBTOR'S SECOND AMENDED JOINT                                       Exhibit A-17
PLAN OF REORGANIZATION

                  4.2.1  Class 2A: Real-Property Secured Tax Claims Against
                         --------------------------------------------------
HHS I.  The Class 2A subclasses consist of the Class 2 Claims which
-----
are secured by HHS I Facilities.

                           4.2.1.1  Class 2A1: Real Property Secured Tax Claim
                                    ------------------------------------------
by the Gage County Treasurer.  Class 2A1 consists of the Allowed
----------------------------
Secured Claim of the Gage County Treasurer. The Class 2A1 Claim is secured by a lien against the Beatrice/HHS I Facility.

                           4.2.1.2  Class 2A2: Real Property Secured Tax Claim
                                    ------------------------------------------
by the Allegheny County Tax and Utility Office.  Class 2A2 consists
----------------------------------------------
of the Allowed Secured Claim of the Allegheny County Tax and Utility
Office. The Class 2A2 Claim is secured by a lien against the Cumberland/HHS I Facility.

                  4.2.2  Class 2B: Real Property Secured Tax Claims Against
                         --------------------------------------------------
HHS II.  The Class 2B subclasses consist of the Class 2 Claims which
------
are secured by HHS II Facilities.

                           4.2.2.1  Class 2B1: Real Property Secured Tax Claim
                                    ------------------------------------------
by the Office of Neosho County Treasurer.  Class 2B1 consists of the
----------------------------------------
Allowed Secured Claim of the Office of Neosho County Treasurer.  The
Class 2P1 Claim is secured by a lien against the Chanute/HHS II
Facility.

                           4.2.2.2  Class 2B2: Real Property Secured Tax Claim
                                    ------------------------------------------
by Schneider investment.  Class 2B2 consists of the Allowed Secured
-----------------------
Claim of Schneider Investment. The Class 2B2 Claim is secured by a lien against the Rock Island/HHS II Facility.

                           4.2.2.3  Class 2B3: Real Property Secured Tax Claim
                                    ------------------------------------------
by the Pettis County Collector.  Class 2B3 consists of the Allowed
------------------------------
Secured Claim of the Pettis County Collector. The Class 2B3 Claim is secured by a lien against the Sedalia/HHS II Facility.

DEBTOR'S SECOND AMENDED JOINT                                       Exhibit A-18
PLAN OF REORGANIZATION

                  4.2.3  Class 2C: Real Property Secured Tax Claims Against
                         --------------------------------------------------
HHS III.  The Class 2C subclasses consist of the Class 2 Claims
-------
which are secured by HHS III Facilities.

                           4.2.3.1  Class 2C1: Real Property Secured Tax Claim
                                    ------------------------------------------
by the Manitowoc County Treasurer.  Class 2C1 consists of the
---------------------------------
Allowed Secured Claim of the Manitowoc County Treasurer.  The Class
2CI Claim is secured by a lien against the Manitowoc/HHS III
Facility.

                           4.2.3.2  Class 2C2: Real Property Secured Claim b
                                    ----------------------------------------
Richard Bump.  Class 2C2 consists of the Allowed Secured Claim of
------------
Richard Bump. The Class 2C2 Claim is secured by a lien against the Fort Madison/HHS III Facility.

                           4.2.3.3  Class 2D: Real Property Secured Tax Claims
                                    ------------------------------------------
Against PIF 1.  The Class 2D subclasses consist of the Class 2
-------------
Claims which are secured by the PIF I Facilities.

                           4.2.3.4  Class 2DI: Real Property Secured Tax Claim
                                    ------------------------------------------
by the City of Port Huron.  Class 2D1 consists of the Allowed
-------------------------
Secured Claim of the City of Port Huron. The Class 2D1 Claim is secured by a lien against the Port Huron/PIF I Facility.

         4.3  Class 3: Mechanics Lien Claims.  The Class 3 subclasses
              ------------------------------
consist of the Allowed Secured Claims against the Debtors which arise out of mechanics liens.

                  4.3.1  Class 3B: Mechanics Lien Claims Against HHS II.
                         ----------------------------------------------
The Class 3B subclass consists of the Class 3 Claims which are Allowed Secured Claims arising out of mechanics liens against HHS II Facilities.

                           4.3.1.1  Class 3B1: Mechanics Lien on the Rock Island
                                    --------------------------------------------
HHS II Facility.  Class 3B1 consists of the Allowed Claim
---------------
DEBTOR'S SECOND AMENDED JOINT                                       Exhibit A-19
PLAN OF REORGANIZATION
of Air Control against HHS II which is secured by a mechanics lien against the Rock Island/HHS II Facility.

         4.4  Class 4Al:-Secured Claim of United First National Bank
              ------------------------------------------------------
Against HHS I.  Class 4A1 consists of the Allowed Secured Claim of
-------------
United First National Bank against HHS I which is secured by a mortgage on the Cumberland/HHS I Facility.

         4.5  Class 5: Allowed Secured Claims of PIF I Against the HHS
                       -----------------------------------------------
Debtors.  The Class 5 subclasses consist of the Allowed Secured
-------
Claims of PIF I against the HHS Debtors arising out of the PIF I
Notes.

                  4.5.1  Class 5A: Allowed Secured Claims of PIF I Against
                         -------------------------------------------------
HHS I.  The Class 5A subclasses consist of the Class 5 Claims
-----
against HHS I.

                           4.5.1.1  Class 5AI: PIF I Secured Claim Secured by
                                    -----------------------------------------
the Cumberland/HHS I Facility.  Class 5A1 consists of the Allowed
-----------------------------
Secured Claim of PIF I against HHS I which arises out of the PIF I
Note secured by a mortgage on the Cumberland/HHS I Facility.

                           4.5.1.2  Class 5A2: PIF I Secured Claim Secured by
                                    -----------------------------------------
the Beatrice/HHS I Facility.  Class 5A2 consists of the Allowed
---------------------------
Secured Claim of PIF I against HHS I which arises out of the PIF I
Note secured by a mortgage on the Beatrice/HHS I Facility.

                  4.5.2  Class 5B: Allowed Secured Claims of PIF I Against
                         -------------------------------------------------
HHS II.  The Class 5B subclasses consist of the Class 5 Claims
------
against HHS II.

                           4.5.2.1  Class 5B1: PIF I Secured Claim Secured b the
                                    --------------------------------------------
Sedalia/HHS II Facility.  Class 5B1 consists of the Allowed Secured
-----------------------
Claim of PIF I against HHS II which arises out of the PIF I Note secured by a mortgage on the Sedalia/HHS II Facility.

DEBTOR'S SECOND AMENDED JOINT                                       Exhibit A-20
PLAN OF REORGANIZATION

                           4.5.2.2  Class 5B2: PIF I Secured Claim Secured by
                                    -----------------------------------------
the Chanute/HHS II Facility.  Class 522 consists of the Allowed
---------------------------
Secured Claim of PIF I against HHS II which arises out of the PIF I
Note secured by a mortgage on the Chanute/HHS II Facility.

         4.6  Class 6: Allowed Secured Claims of PIP II Against the HHS
              ---------------------------------------------------------
Debtors.  The Class 6 subclasses consist of the Allowed Secured
-------
Claims of PIF II against the HHS Debtors arising out of the PIF II
Notes.

                  4.6.1  Class 6A: Allowed Secured Claims of PIF II Against
                         --------------------------------------------------
HHS I.  The Class 6A subclass consists of the Class 6 Claims against
-----
HHS I.  There are no Class 6A subclasses.

                  4.6.2  Class 6B: Allowed Secured Claims of PIF II Against
                         --------------------------------------------------
HHS II.  The Class 6B subclasses consist of the Class 6 Claims
------
against HHS II.

                           4.6.2.1  Class 6B1: PIF II Secured Claim Secured b
                                    -----------------------------------------
the Rock Island/HHS II Facility.  Class 6BI consists of the Allowed
-------------------------------
Secured Claim of PIF II against HHS II which arises out of the PIF II Note secured by a mortgage on the Rock Island/HHS II
Facility.

                           4.6.2.2  Class 6B2: PIF II Secured Claim Secured b
                                    -----------------------------------------
the Joliet/HHS II Facility.  Class 6B2 consists of the Allowed
--------------------------
Secured Claim of PIF II against HHS II which arises out of the PIF II Note secured by a mortgage on the Joliet/HHS II Facility.

                           4.6.2.3  Class 6B3: PIP II Secured Claim Secured b
                                    -----------------------------------------
the Norfolk/HHS II Facility.  Class 6B3 consists of the Allowed
---------------------------
Secured Claim of PIF II against HHS II which arises out of the PIF II Note secured by a mortgage on the Norfolk/HHS II Facility.

DEBTOR'S SECOND AMENDED JOINT                                       Exhibit A-21
PLAN OF REORGANIZATION

                  4.6.3  Class 6C: Allowed Secured Claims of PIF II Against
                         --------------------------------------------------
HHS III.  The Class 6C subclasses consist of the Class 6 Claims
-------
against HHS III.

                           4.6.3.1  Class 6C1: PIP II Secured Claim Secured by
                                    ------------------------------------------
the Champaign/HHS III Facility.  Class 6C1 consists of the Allowed
------------------------------
Secured Claim of PIP II against HHS III which arises out of the PIF II Note secured by a mortgage on the Champaign/HHS III Facility.

                           4.6.3.2  Class 6C2: PIP II Secured Claim Secured by
                                    ------------------------------------------
the Fort Madison/HHS III Facility.  Class 6C2 consists of the
---------------------------------
Allowed Secured Claim of PIP II against HHS III which arises out of the PIP II Note secured b a mortgage on the Fort Madison/HHS III
Facility.

         4.7  Class 7: Allowed Secured Claims of PIP III Against the HHS
              ----------------------------------------------------------
Debtors.  The Class 7 subclasses consist of the Allowed Secured
-------
Claims of PIP III against the HHS Debtors arising out of the PIP III
Notes.

                  4.7.1  Class 7A: Allowed Secured Claims of PIF III Against
                         ---------------------------------------------------
HHS I.  The Class 7A subclasses consist of the Class 7 Claims
-----
against HHS I.

                           4.7.1.1  Class 7Al: PIF III Secured Claim Secured by
                                    -------------------------------------------
the Hastings/HHS I Facility.  Class 7A2 consists of the Allowed
---------------------------
Secured Claim of PIP III against HHS I which arises out of the PIP
III Note secured by a mortgage on the Hastings/HHS I Facility.

                  4.7.2  Class 7B: Allowed Secured Claims of PIP III Against
                         ---------------------------------------------------
HHS II.  The Class 7B subclasses consist of the Class 7 Claims
------
against HHS II.

DEBTOR'S SECOND AMENDED JOINT                                       Exhibit A-22
PLAN OF REORGANIZATION

                           4.7.2.1  Class 7BI: PIF III Secured Claim Secured by
                                    -------------------------------------------
the Joliet/HHS II Facility.  Class 7B1 consists of the Allowed
--------------------------
Secured Claim of PIF III against HHS IT which arises out of the PIF III Note secured by a mortgage on the Joliet/HHS IT Facility.

         4.8  Class 8: General Unsecured Claims.  The Class 8 subclasses
              ---------------------------------
consist of the Allowed Unsecured Claims against the Debtors which are not otherwise included in another class of Claims.

                  4.8.1  Class 8A: General Unsecured Claims Against HHS I.
                         ------------------------------------------------
Class 5A consists of the Class 8 Claims against HHS I.

                  4.8.2  Class 8B: General Unsecured Claims Against HHS II.
                         -------------------------------------------------
Class 8B consists of the Class 8 Claims against HHS IT.

                  4.8.3  Class 8C: General Unsecured Claims Against HHS III.
                         --------------------------------------------------
Class 8C consists of the Class 8 Claims against HHS III.

                  4.8.4  Class 8D: General Unsecured Claims Against PIF I.
                         ------------------------------------------------
Class 8D consists of the Class 8 Claims against PIF I.

         4.9  Class 9: PIF II's Unsecured Claims.  The Class 9
              ----------------------------------
subclasses consist of PIF IT's Allowed Unsecured Claims against the Debtors. The Class 9 subclasses include Deficiency Claims.

                  4.9.1  Class 9A: PIF II's Unsecured Claims Against HHS I.
                         -------------------------------------------------
Class 9A consists of the Class 9 Claims against HHS I.

                  4.9.2  Class 9B: PIP II's Unsecured Claims Against HHS II.
                         --------------------------------------------------
Class 10B consists of the Class 9 Claims against HHS II.

                  4.9.3  Class 9C: PIF II's Unsecured Claims Against HHS
                         -----------------------------------------------
III.  Class 9C consists of the Class 9 Claims against HHS III.
---

                  4.9.4  Class 9D: PIF Il's Unsecured Claims Against PIF I.
                         -------------------------------------------------
Class 9D consists of the Class 9 Claims against PIF I.

DEBTOR'S SECOND AMENDED JOINT                                       Exhibit A-23
PLAN OF REORGANIZATION

         4.10  Class 10:  PIF III's Unsecured Claims.  The Class 10
               -------------------------------------
subclasses consist of PIF III's Allowed Unsecured Claims against the Debtors. The Class 10 subclasses include Deficiency Claims and
Super First Claims.

                  4.10.1  Class 10A:  PIF III's Unsecured Claims Against HHS
                          --------------------------------------------------
I.  Class 10A consists of the Class 10 Claims against MRS 1,
-
including the Allowed Unsecured Claim arising out of the Super First
Loan made for the benefit of HHS I and PIF I which is related to the Beatrice/HHS I Facility.

                  4.10.2  Class 10B:  PIF III's Unsecured Claims Against HHS
                          --------------------------------------------------
II.  Class 10B consists of the Class 10 Claims against HHS II,
--
including the Allowed Unsecured Claim arising out of the Super First
Loan made for the benefit of HHS II and PIF I which is related to the Sedalia/HHS II Facility.

                  4.10.3  Class 103:  PIF III's Unsecured Claims Against HHS
                          --------------------------------------------------
III.  Class 10C consists of the Class 10 Claims against HHS III,
---
including the Allowed Unsecured Claim arising out of the Super First
Loan made for the benefit of HHS III which is related to the Manitowoc/HHS III Facility.

                  4.10.4  Class 10D: Elf III's Unsecured Claims Against
                          ---------------------------------------------
PIF-1.  Class 10D consists of the Class 10 Claims against PIF I,
-----
including the Allowed Unsecured Claims arising out of the Super
First Loan made for the benefit of PIF I and HHS I which is related to the Beatrice/HHS I Facility, the Super First Loan made for the benefit of PIF I and HHS II which is related to the Sedalia/HHS Il Facility, and the Super First Loans made for the benefit of PIF I which are related to the Kansas City/PIF I Facility and the Port Huron/PIF I Facility.

DEBTOR'S SECOND AMENDED JOINT                                       Exhibit A-24
PLAN OF REORGANIZATION

         4.11  Class II: Limited Partners' Interests.  The Class II
               -------------------------------------
subclasses consist of the Interests of the Limited Partners as of the Record Date.

                  4.11.1  Class IIA: HHS I Limited Partners' Interests
                          --------------------------------------------
Class IIA consists of the Class II Interests of the HHS I Limited
-----------------------------------------------------------------
Partners in HHS I.
-----------------

                  4.11.2  Class IIB: HHS II Limited Partners' Interests.
                          ---------------------------------------------
Class IIB consists of the Class II Interests of the HHS II Limited Partners in HHS II.

                  4.11.3  Class IIC: HHS III Limited Partners' Interests.
                          ----------------------------------------------
Class IIC consists of the Class II Interests of the HHS III Limited Partners in HHS III.

                  4.11.4  Class IID: PIF I Limited Partners' Interests.
                          --------------------------------------------
Class IID consists of the Class II Interests of the PIF I Limited
Partners in PIF I.

         4.12  Class 12: General Partner's Interest.  The Class 13
               ------------------------------------
subclasses consist of the Interests of Westor in the Debtors.

                  4.12.1  Class 12A: HHS I General Partner's Interests.
                          --------------------------------------------
Class 12A consists of Westor's Class 12 Interests in HHS I.

                  4.12.2  Class 12B: HHS Il General Partner's Interests.
                          ---------------------------------------------
Class 12B consists of Westor's Class 12 Interests in HHS II.

                  4.12.3  Class 12C: HHS III General Partner's Interests.
                          ----------------------------------------------
Class 12C consists of Westor's Class 12 Interests in HHS III.

                  4.12.4  Class 12D: PIP I General Partner's Interests.
                          --------------------------------------------
Class 12D consists of Westor's Class 12 Interests in PIF I.

         4.13  Class 13: Subordinated Claims.  The Class 13 subclass E
               -----------------------------
consist of the Allowed Subordinated Claims, if any, against the Debtors.

DEBTOR'S SECOND AMENDED JOINT                                       Exhibit A-25
PLAN OF REORGANIZATION

                  4.13.1  Class 13A: Securities Related Claims Against HHS
                          ------------------------------------------------
I.  Class 13A consists of the Class 13 Claims against HHS I.
-

                  4.13.2  Class 13B: Securities Related Claims Against HHS
                          ------------------------------------------------
II.  Class 13B consists of the Class 13 Claims against HHS II.
--

                  4.13.3  Class 13C: Securities Related Claims Against
                          --------------------------------------------
HHS III.  Class 13C consists of the Class 13 Claims against HHS III.
-------

                  4.13.4  class 13D: Securities Related Claims Against PIF
I.  Class 13D consists of the Class 13 Claims against PIF I.

                                    ARTICLE 5
                                    ---------

                        TREATMENT OF UNCLASSIFIED CLAIMS
                        --------------------------------

         The holders of Allowed Claims which are unclassified will receive the treatment specified below in full satisfaction of their respective Claims; provided, however, that a holder of any such unclassified Claim may agree to and receive less favorable treatment than the treatment provided below.

         5.1  Administrative Expense Claims.
              -----------------------------

                  5.1.1  Generally.  On the Effective Date, holders of
                         ---------
Administrative Expense Claims will be paid in full in Cash, the amount of their respective Allowed Administrative Expense Claim, as required under Section 1129(a)(9)(A) of the Bankruptcy Code, except that Administrative Expense Claims incurred by the Debtors in the ordinary course of business during the pendency of their respective Bankruptcy Cases will be assumed by Agemark and paid in the ordinary course of business in accordance with the terms and conditions of any agreements relating thereto.

                  5.1.2  Administrative Expense Claims for Cure Amounts.
                         ----------------------------------------------
Administrative Expense Claims for Cure Amounts will be, paid in

DEBTOR'S SECOND AMENDED JOINT                                       Exhibit A-26
PLAN OF REORGANIZATION
full in Cash on the Effective Date by the entity to which each related assumed executory contract or unexpired lease is assigned or as agreed between the patties to the assumed executory contract or unexpired lease.

                  5.1.3  Professionals, Claims.  Notwithstanding the
                         ---------------------
foregoing, Professionals, Claims will be paid only in accordance with an order of the Court. Professionals employed by the Debtors and approved by the Court on a contingency fee basis or on a commission basis shall be paid accordingly. All other professionals shall be paid as follows: Agemark shall make 24 equal monthly payments from its operating income such that each Allowed Professionals' Claim plus accrued interest will be paid by Agemark within two years of the Effective Date. Interest on the Professionals, Claims will accrue at a rate of five percent from and after the Effective Date or such later time as their Claims are allowed by order of the Court.

                  5.1.4  Post-petition Property Tax Claims.  The Debtors
                         ---------------------------------
believe that many of the Post-petition Property Tax Claims have been overstated. The Debtors will object to the amount of the Post-petition Property Tax Claims as appropriate. The Post-petition taxes will be paid in full in Cash on the Effective Date or when such claims are allowed.

         5.2  Priority Tax Claims.  Priority Tax Claims will be
              -------------------
satisfied by deferred Cash payments over a period not exceeding six years from the date of assessment of such Priority Tax Claim, in an aggregate amount equal to the allowed amount of the Priority Tax Claim, as required by Section 1129(a)(9)(C) of the Bankruptcy Code. Interest will accrue from the Effective Date at a rate of

DEBTOR'S SECOND AMENDED JOINT                                       Exhibit A-27
PLAN OF REORGANIZATION
six and a half percent (6%%) per annum on the unpaid portion. The deferred payments will be made in equal semi-annual installment with the first installment due 30 days after the latest of the Effective
Date or the date on which an order determining the allowed amount of the Priority Tax Claim becomes a Final Order. Agemark will have the option to pay the entire unpaid portion of a Priority Tax Claim, plus any accrued interest thereon, at any time prior to six years from the date of assessment of the Priority Tax Claim, without premium or penalty.

                                    ARTICLE 6
                                    ---------
                 DESIGNATION OF IMPAIRED AND UNIMPAIRED CLASSES
                 ----------------------------------------------

         6.1  Class 1: Priority Claims.  The Claims in the Class 1
              ------------------------
subclasses Class 1A, Class IB, Class 1C and Class 1D, are unimpaired under the Plan.

         6.2  Class 2: Real Property Secured Tax Claims.
              -----------------------------------------

                  6.2.1 The Claims in the Class 2 subclasses 2A1, 2A2, 2BI, 2B2, 2B3, 2CI, 2C2 and 2D1 are impaired under the Plan.

         6.3  Class 3: Mechanics Lien Claims.  The Claim in Class 3B1 is
              ------------------------------
unimpaired under the Plan.

         6.4  Class 4AI: Secured Claim of United First National Bank
              ------------------------------------------------------
Against HHS I.  The Class 4A1 Claim is unimpaired under the Plan.
-------------

         6.5  Class 5: PIF I's Secured Claims.  The C s in Class 5
              -------------------------------
subclasses 5A1, 5A2, 5B1 and 5B2 are impaired under the Plan.

         6.6  Class 6: PIF II's Secured Claims.
              --------------------------------

                  6.6.1 The Claims in the Class 6 subclasses 6B1 and 6C2 are impaired under the Plan.

                  6.6.2 The Claims in the Class 6 subclasses 6A1, 6B2, 6B3 and 6C1 are unimpaired under the Plan.

DEBTOR'S SECOND AMENDED JOINT                                       Exhibit A-28
PLAN OF REORGANIZATION

         6.7  Class 7:  PIF III's Secured Claims.
              ----------------------------------

                  6.7.1 The Claim in the Class 7A1 subclass is impaired under the Plan.

                  6.7.2 The Claim in the Class 7 subclass 7B1 is unimpaired under the Plan.

         6.8  Class 8:  General Unsecured Claims.  The Class 8 Claims
              ----------------------------------
are impaired under the Plan.

         6.9  Class 9:  PIF II's Unsecured Claims.  The Class 9 Claims
              -----------------------------------
are impaired under the Plan.

         6.10  Class 10:  PIF III's Unsecured Claims.  The Class 10
               -------------------------------------
Claims are impaired under the Plan.

         6.11  Class 11:  Limited Partners' Interests.  The Class 11
               --------------------------------------
Interests are impaired under the Plan.

         6.12  Class 12:  General Partner's Interests.  The Class 12
               --------------------------------------
Interests are impaired under the Plan.

         6.13  Class 13:  Subordinated Claims. The Class 13 Claims are
               ------------------------------
impaired under the Plan.

                                    ARTICLE 7
                                    ---------

                  TREATMENT OF CLASSIFIED CLAIMS AND INTERESTS
                  --------------------------------------------

         In full satisfaction of their Allowed Claims and Allowed Interests, the holders of classified Claims and Interests will receive the treatment specified below in full satisfaction of their respective Claims and Interests; provided, however, that a holder of a Claim or Interest may agree to and receive less favorable treatment.

         7.1  Class 1:  Priority Claims.  On the Effective Date, each
              -------------------------
holder of a Class 1 Claim will be paid the full amount of its Class 1 Claim in Cash.

DEBTOR'S SECOND AMENDED JOINT                                       Exhibit A-29
PLAN OF REORGANIZATION

         7.2  Class 2:  Real Property Secured Tax Claims.
              ------------------------------------------

                  7.2.1  Treatment of Class 2 Claims Related to Agemark
                         ----------------------------------------------
Facilities.  Claims in Classes 2A1, 2A2, 2B1, 2B2, 2B3, 2C1, 2C2 and
----------
2D1 are secured by tax liens against Facilities which will be transferred to Agemark on the Effective Date; the holders of such Claims will retain their liens in the same priority against the respective Agemark Facility; and Agemark will tender Tax Notes in the principal amount of each holder's respective Allowed Class 2
Claim to the holders of such Claims. The terms and conditions of the Tax Notes are set out in paragraphs 8.12 et seq. of the Plan.

         7.3  Class 3:  Mechanics Lien.  The Class 3B1 Claim is secured
              ------------------------
by a mechanics lien against the Rock Island/HHS II Facility which will be transferred to Agemark on the Effective Date. On the Effective Date, the holder of the Class 3B1 Claim will be paid in full and the liens against the Rock Island/HHS II Facility will be terminated.

         7.4      Class 4A1:  Secured Claim of United First National Bank
                  -------------------------------------------------------
Against HHS I.  The Class 4A1 Claim is secured by the
-------------
Cumberland/HHS I Facility, which will be an Agemark Facility after the Effective Date; United First National Bank will retain its lien in the same priority against the Cumberland/HHS I Facility; and Agemark will pay the Class 4A1 Claim in accordance with the terms of its note and mortgage.

         7.5      Class 5: PIF I's Secured Claims.  The treatment of a
                  -------------------------------
particular subclass of Class 5 Claims is dependent upon whether the Debtor has equity in the Facility.

                  7.5.1  Treatment of Class 5 Claims Related to Agemark
                         ----------------------------------------------
Facilities in Which the Owner-Debtor Has Equity. The Claim in
-----------------------------------------------

DEBTOR'S SECOND AMENDED JOINT                                       Exhibit A-30
PLAN OF REORGANIZATION
subclass 5A1 is secured by a mortgage lien on the Cumberland/HHS I
Facility. HHS I has equity in the Cumberland/HHS I Facility. On the Effective Date, the PIF I Note related to the Cumberland/HHS I
Facility will be canceled and the mortgage related thereto will be terminated. PIF I will receive a portion of Agemark Stock equal to the ratio of (a) the value of the canceled PIF I Note related to the Cumberland/HHS I Facility, to (b) the value of the total equity of Agemark on the Effective Date.

                  7.5.2  Treatment of Class 5 Claims Related to Agemark
                         ----------------------------------------------
Facilities in Which the Owner-Debtor Has No Equity.  The Claims in
--------------------------------------------------
subclasses 5A2, 5B1 and 5B2 are secured by mortgage liens on Facilities in which the respective owner-Debtors have no equity. On the Effective Date, those Facilities will be transferred to PIF I in full satisfaction of the PIF I Notes secured by the mortgage liens on those Facilities. The PIF I Notes will be cancelled and the mortgage liens related to each such Note will be terminated. Thereafter, PIF I shall transfer those Facilities to Agemark and receive a portion of Agemark Stock equal to the ratio of (a) the value of the Facilities transferred to (b) the value of the total equity of Agemark of the Effective Date. Furthermore, as part of the concessions by HHS I for PIF I to accept these abandoned
Facilities and agree to thereafter transfer the Facilities to Agemark on the Effective Date free of the mortgage liens, HHS I will transfer two percent of its Equity Portion to PIF I.

         7.6  Class 6:  PIF 11's Secured Claims.  The treatment of a
              ---------------------------------
particular subclass of Class 6 Claims is dependant upon whether

DEBTOR'S SECOND AMENDED JOINT                                       Exhibit A-31
PLAN OF REORGANIZATION
the Class 6 Claim is secured by a mortgage against an Agemark
Facility or a Rejected Facility.

                  7.6.1  Treatment of Class 6 Claims Related to Agemark
                         ----------------------------------------------
Facilities.  Claims in subclasses 6B1 and 6C2 are secured by
----------
mortgage liens on Facilities which will be transferred to Agemark;
PIF II, the holder of such Class 6 Claims, will retain its mortgage liens in the same priority against the respective Agemark Facility;
and the PIF II Notes secured by the Rock Island/HHS II Facility and the Fort Madison/HHS III Facility will remain in full force and effect except as modified herein. The modified terms of these PIF II Notes are set forth in paragraph 8.10 et seq. of the Plan.

                  7.6.2  Treatment of Class 6 Claims Related to Rejected
                         -----------------------------------------------
Facilities.  Claims in Classes 6B2, 6B3 and 6C1 are secured by
----------
Facilities which will be transferred to a PIF Holding Company on or before the Effective Date; PIF II, the holder of such Class 6
Claims, will retain its mortgage liens in the same priority against the respective Rejected Facilities and may exercise its rights and remedies under applicable state law.

         7.7  Class 7:  PIF III's Secured Claims.  The treatment of a
              ----------------------------------
particular subclass of Class 7 Claims is dependent upon whether the Class 7 Claim is secured by a mortgage against an Agemark Facility or a Rejected Facility.

                  7.7.1  Treatment of Class 7 Claims Related to Agemark
                         ----------------------------------------------
Facilities.  The Class 7A2 Claim is secured by a mortgage lien on
----------
the Hastings/HHS I Facility which will be transferred to Agemark;
PIP III, the holder of the Class 7A2 Claim, will retain its mortgage lien in the same priority against the Hastings/Agemark

DEBTOR'S SECOND AMENDED JOINT                                       Exhibit A-32
PLAN OF REORGANIZATION

Facility; and the PIF III Note secured by the Hastings Facility will remain in full force and effect except as modified herein. The terms of this PIF III Note are set forth in paragraph 8.10 et seq. of the Plan.

                  7.7.2  Treatment of Class 7 Claims Related to Rejected
                         -----------------------------------------------
Facilities.  Claims in subclasses 7A1 and 7B1 are secured by
----------
Facilities which will be transferred to a PIF Holding Company after the Effective Date; PIF III, the holder of the Class 7 Claims, will retain its mortgage liens in the same priority against the respective Rejected Facilities and may exercise its rights and remedies under applicable state law.

         7.8  Class 8:  General Unsecured Claims.  Agemark will make
              ----------------------------------
deferred Cash payments to holders of Class 8 Unsecured Claims equal to the full amount of their Class 8 Claims plus interest at the rate of six percent per annum. The deferred payments will be made in four equal semiannual installments, with the first installment due not later than six months after the Effective Date.

         7.9  Class 9:  PIF II's Unsecured Claims.  PIF II will receive
              -----------------------------------
no Distributions and retain no property under the Plan on account of its Deficiency Claims.

         7.10  Class 10:  PIF III's Unsecured Claims.  PIF III will
               -------------------------------------
receive no Distributions and retain no property under the Plan on account of its Deficiency Claims; however, on the Effective Date, Agemark will tender the Super First Note in the principal amount equal to the total of the Super First Loans to PIF III. The Supe First Note will have the terms provided in paragraph 8.11 et seq. of the Plan.

DEBTOR'S SECOND AMENDED JOINT                                       Exhibit A-33
PLAN OF REORGANIZATION

         7.11  Class 11:  Limited Partners' Interests.
               --------------------------------------

                  7.11.1  Class IIA:  HHS I Limited Partners' Interests.
                          ---------------------------------------------
Within 60 days of the Effective Date each HHS I Limited Partner will receive a stock certificate for a pro rata portion of the HHS I
Adjusted Equity Portion of the Agemark Stock, such that the ratio of the Agemark Stock to be issued to a particular HHS I Limited Partner to the HHS I Adjusted Equity Portion of the Agemark Stock to be issued to all HHS I Limited Partners is equal to the number of Interests owned by such HHS I Limited Partner to the total number of Interests owned by all HHS I Limited Partners. The HHS I Limited Partners' Interests will be cancelled.

                  7.11.2  Class 11B:  HHS II Limited Partners' Interests.
                          ----------------------------------------------
Within 60 days of the Effective Date each HHS II Limited Partner will receive a stock certificate for a pro rata portion of the HHS II Adjusted Equity Portion of the Agemark Stock, such that the ratio of the Agemark Stock to be issued to a particular HHS II
Limited Partner to the HHS II Adjusted Equity Portion of the Agemark Stock to be issued to all HHS II Limited Partners is equal to the number of Interests owned by such HHS II Limited Partner to the total number of Interests owned by all HHS Il Limited Partners. The
HHS II Limited Partners, Interests will be cancelled.

                  7.11.3  Class 11C:  HES III Limited Partners' Interests.
                          -----------------------------------------------
Within 60 days of the Effective Date each HHS III Limited Partner will receive a stock certificate for a pro rata portion of the HHS III Adjusted Equity Portion of the Agemark Stock, such that the ratio of the Agemark Stock to be issued to a particular HHS III
Limited Partner to the HHS III Adjusted Equity Portion of

DEBTOR'S SECOND AMENDED JOINT                                       Exhibit A-34
PLAN OF REORGANIZATION
the Agemark Stock to be issued to all HHS III Limited Partners is equal to the number of Interests owned by such HHS III Limited
Partner to the total number of Interests owned by HHS III Limited
Partners. The HHS III Limited Partners' Interests will be cancelled.

                  7.11.4  Class 11D:  PIF I Limited Partners' Interests.
                          ---------------------------------------------
Within 60 days of the Effective Date each PIF I Limited Partner will receive a stock certificate for a pro rata portion of the PIF I
Adjusted Equity Portion of the Agemark Stock such that the ratio of the Agemark Stock to be issued to a particular PIF I Limited Partner to the PIF I Adjusted Equity Portion of the Agemark Stock to be issued to all PIF I Limited Partners is equal to the number of interests owned by such PIF I Limited Partner to the total number of Interests owned by PIF I Limited Partners. The PIF I Limited
Partners' Interests will be cancelled.

         7.12  Class 12:  General Partner's Interests.
               --------------------------------------

                  7.12.1 Westor, as the holder of the Class 12A, 12B and 12C Interests will receive no Distributions and retain no property under the Plan. Westor's Interests in each of the Debtors will be cancelled.

                  7.12.2 Westor, as the holder of the Class 12D Interests will receive one percent of the Equity Portion of the Agemark Stock. However, Westor shall transfer its portion of the Agemark Stock to the Debtors as necessary to assure that there is a minimum of three percent of the total Agemark Stock available to each Debtor for distribution among its Limited Partners.

DEBTOR'S SECOND AMENDED JOINT                                       Exhibit A-35
PLAN OF REORGANIZATION

         7.13  Class 13:  Subordinated Claims.  Holders of Class 13A,
               ------------------------------
13B, 13C and 13D Claims will receive no Distributions and will retain no property under the Plan.

                                    ARTICLE 8
                                    ---------

                         MEANS OF EXECUTION OF THE PLAN
                         ------------------------------

         8.1  Formation and Organization of Acremark.
              --------------------------------------

                  8.1.1 On or before the Effective Date, Agemark will be incorporated under the laws of Nevada. The certificate of incorporation of Agemark will include provisions authorizing twenty million shares of common stock, and eliminating the personal liability of the directors for breaches of fiduciary duty in accordance with the Nevada Code. The certificate of incorporation will prohibit the issuance of non-voting securities in accordance with Section 1123(a)(6) of the Bankruptcy Code.

                  8.1.2 On the Effective Date, the following actions will be deemed to have been taken to complete the organization of Agemark as a Nevada corporation: (a) the incorporator will appoint Richard Westin, Jesse Pittore and Stan Seaman as the three initial directors of Agemark, (b) the appointed directors of Agemark will (i) adopt bylaws for Agemark, (ii) appoint Richard Westin, Jesse Pittore and
Stan Seaman to serve as Agemark's Chief Executive Officer, Chief
Financial Officer and Treasurer, and Secretary, respectively,
(iii) authorize the issuance of one million shares of Agemark Stock pursuant to the terms of the Plan, (iv) adopt such other resolutions as are customarily taken at the first meeting of directors (or taken by unanimous written consent in lieu of a meeting), and (v) prepare, execute, file and deliver such other documents, and take such other action, as may be

DEBTOR'S SECOND AMENDED JOINT                                       Exhibit A-36
PLAN OF REORGANIZATION
necessary or advisable to carry out the terms of the Plan applicable to Agemark and to organize and manage the affairs and business of Agemark as contemplated by the Plan.

                  8.1.3 For two years after the Effective Date, none of the officers of Agemark referred to in paragraph 8.1.2 of the Plan shall receive compensation for his service as an officer in an amount greater than $1,000 per month and none of such persons shall receive any compensation for his service as a director of Agemark.

         8.2  Vesting of Property of the Estates Upon Confirmation.  On
              ----------------------------------------------------
the Confirmation Date, except as otherwise provided in the Plan, all property comprising each of the Estates will vest initially in the Debtors, free and clear of all Claims (including Claims between and among the Debtors), liens, charges, encumbrances, and Interests. On the Effective Date, the Debtors shall transfer all such property pursuant to paragraphs 8.4 through 8.6 of the Plan.

         8.3  Operation of Business.  As of the Confirmation Date, the
              ---------------------
Debtors, and later, their successor, Agemark, may operate their businesses and use, acquire and dispose of property and settle and compromise Claims or Interests without supervision of the Court and free of any restrictions of the Bankruptcy Code or Bankruptcy Rules respecting settlement and compromise, other than those restrictions expressly imposed by the Plan, Confirmation Order, and any documents entered into in connection therewith.

DEBTOR'S SECOND AMENDED JOINT                                       Exhibit A-37
PLAN OF REORGANIZATION

         8.4  Transfer of Rejected Facilities.  On the Effective Date,
              -------------------------------
the Rejected Facilities that have not been sold previously12 will be transferred as follows:

                  8.4.1 Reorganized HHS Il will transfer title of the Joliet/HHS III Facility and the Norfolk/HHS II Facility to a PIF
Holding Company.

                  8.4.2 Reorganized HHS III will transfer title of the Champaign/HHS III Facility to a PIF Holding Company.

         8.5  Transfer of Acremark Facilities.  On the Effective Date,
              -------------------------------
the Facilities which are to become Agemark Facilities will be transferred, subject to all security interests therein, as follows:

                  8.5.1 Reorganized HHS I will transfer the Beatrice/HHS I Facility to PIF I, which will immediately transfer such Facility to Agemark.

                  8.5.2 Reorganized HHS II will transfer the Chanute/ HHS II Facility and the Sedalia/HHS II Facility to PIF I, which will immediately transfer such Facility to Agemark.

                  8.5.3 Reorganized HHS I will transfer title of the Cumberland/HHS I Facility and the Hastings/HHS I Facility to
Agemark.

                  8.5.4 Reorganized HHS II will transfer title of the Rock Island/HHS II Facility to Agemark.

--------
12       The following Facilities have been sold:  The
Columbia/HHS I Facility, the Janesville/HHS II Facility, the Cedar Rapids/HHS III Facility, the Quincy/HHS III Facility and the Kansas City/PIF I Facility. The Waycross/HHS I Facility was foreclosed upon by Patterson Bank.


DEBTOR'S SECOND AMENDED JOINT                                       Exhibit A-38
PLAN OF REORGANIZATION

                  8.5.5 Reorganized HHS III will transfer title of the Fort Madison/HHS III Facility and the Manitowoc/HHS III Facility to
Agemark.

                  8.5.6 Reorganized PIF I will transfer title of the Port Huron/PIF I Facility to Agemark.

                  8.5.7 Subject to satisfaction on the conditions set forth in paragraphs 11.1.3 and 11.1.4 of the Plan, Dickinson Associates will transfer title of the Dickinson/Non-Debtor Facility to Agemark.

                  8.5.8 Subject to satisfaction on the conditions set forth in paragraphs 11.1.5, 11.1.6 and 11.1.7 of the Plan, the Williston Associates will transfer title of the Williston/Non-Debtor Facility to Agemark.

         8.6  Transfer of Debtors' Assets and Liabilities Into Agemark.
              --------------------------------------------------------

                  8.6.1 As of the Effective Date, all assets and liabilities of the Debtors not otherwise disposed of in this Plan will be transferred to and assumed by Agemark. Agemark will possess all rights, privileges, remedies, powers and purposes formerly possessed by the Debtors or any of them. All property of the Debtors and all debts due on whatever account to the Debtors will vest in Agemark without further act or deed; and all such property, rights, privileges, immunities, powers and purposes, and all and every other interest of the Debtors or any of them will thereafter be the property of Agemark as they were of the Debtors.

                  8.6.2 As of the Effective Date, the Debtors will be dissolved and wound up. The Debtors shall cease carrying on any business, except as necessary to satisfy conditions of the Plan.

DEBTOR'S SECOND AMENDED JOINT                                       Exhibit A-39
PLAN OF REORGANIZATION

         8.7  Assignment of Executory Contracts and Unexpired Leases.
              ------------------------------------------------------
On the Effective Date the executory contracts and unexpired leases will be assumed by the Debtors pursuant to Article 10 of the Plan. The contracts and leases related to the Agemark Facilities will be assigned to Agemark, and the contracts and leases related to the Rejected Facilities will be assigned to the transferee of each such Facility.

         8.8  Assumption of Reimbursement Liability.  Agemark shall
              -------------------------------------
assume liability for Westor's obligations for reimbursement of amounts advanced to Westor by PIF II and PIF III for its overhead expenses by executing Reimbursement Notes in favor of PIF Il and PIF III with the terms provided in paragraph 8.11 et seq. of the Plan. Agemark's assumption of these obligations shall not relieve Westor of its obligations for such reimbursement.

         8.9  Cancellation of PIF I Notes and Mortgages.  On the
              -----------------------------------------
Effective Date, the PIF I Notes and the mortgage liens securing the PIF I Notes shall be deemed cancelled and extinguished.

         8.10  Modification of Agemark Notes.  On the Effective Date,
               -----------------------------
the Agemark Notes, which are the PIF II Notes secured by the Fort Madison/Facility, the Rock Island/Facility, the Dickinson/Non-Debtor Facility and the Williston/Non-Debtor Facility and the PIF III Note secured by a mortgage on the Hastings/HHS I Facility, will remain in full force and effect, except as provided in this paragraph 8.10 et seq. of the Plan. For clarity, the Agemark Notes related to the Fort Madison/Agemark Facility, the Hastings/Agemark Facility, the Dickinson/Agemark Facility and the Williston/Agemark Facility will be referred to in this section as the "Regular Agemark Notes." Agemark and the relevant lenders

DEBTOR'S SECOND AMENDED JOINT                                       Exhibit A-40
PLAN OF REORGANIZATION
will execute, deliver, file and record all documents, contracts, instruments, releases and other agreements and take such other actions as may be necessary to modify the Agemark Notes as follows:

                  8.10.1  Principal.  The principal balance of each Agemark
                          ---------
Note on the Effective Date will be as follows:

         Fort Madison/Agemark Note                        $2,215,000
         Rock Island/Agemark Note                         $4,171,000
         Dickinson/Agemark Note                           $2,273,000
         Hastings/Agemark Note                            $2,289,000
         Williston/Agemark Note                           $2,500,000

                  8.10.2  Interest on Regular Acremark Notes.
                          ----------------------------------

                           8.10.2.1  Interest Rate on Regular Agemark Notes.
                                     --------------------------------------
Each of the Regular Agemark Notes will bear interest at the rate of eight percent per annum from and after the Effective Date.

                           8.10.2.2  Payment of Interest on Regular Agemark
Notes.

                                8.10.2.2.1  Minimum Interest Payments.  Interest
                                            -------------------------
on each of the Regular Agemark Notes will be payable at a rate of at least six percent per annum commencing on the tenth day of the month after the Effective Date and continuing on the tenth day of each month thereafter until the Regular Agemark Notes are paid in full.
The unpaid interest ("Unpaid Interest") will accrue.

                                8.10.2.2.2  Additional Interest Payments.
                                            ----------------------------
Commencing on the tenth day of the third month following the Effective Date and continuing quarterly thereafter, in order to

DEBTOR'S SECOND AMENDED JOINT                                       Exhibit A-41
PLAN OF REORGANIZATION
reduce the Unpaid Interest, Agemark will make an additional interest payment ("Additional Interest Payment") to the holder of each Regular Agemark Note. The Additional Interest Payment will be equal to the lesser of (a) the Regular Agemark Note holder's pro rata portion of Agemark's Net Operating Cash Flow, as defined below, such that the ratio of the amount to be paid to such holder on account of additional interest to the total amounts to be paid to all Regular
Agemark Note holders on account of additional interest is equal to the ratio of the principal amount due under such Regular Agemark
Note as to the principal amount of all outstanding Regular Agemark
Notes, or (b) the Unpaid Interest on the Regular Agemark Note. Net operating Cash Flow means Agemark's cumulative calendar year-to-date operating income figured monthly after deducting: (a) The Rock
Island Net operating Cash Flow; (b) usual and customary operating expenses and overhead consistent with historical operation practices of prior owner, not including depreciation and amortization;
(c) income tax; (d) interest paid on all of the Agemark Notes;
(e) any debt service on the Super First Note, the Reimbursement
Notes, the Tax Notes, the Senior Williston Note, the United First
National Note against the Cumberland/Agemark Facility and any subsequently incurred secured debt excluding any debt service on account of proceeds from the sale of real property or refinancing of real property; (f) payments to Class 8 General Unsecured Creditors;
(g) capital expenses not paid out of the Reserve Account defined below; and (h) payments on account of the Professionals, Claims.

DEBTOR'S SECOND AMENDED JOINT                                       Exhibit A-42
PLAN OF REORGANIZATION

                  8.10.3  Interest on Rock Island/Agemark Note.
                          ------------------------------------

                           8.10.3.1  First Year After Effective Date.
                                     -------------------------------

Commencing on the tenth day of the month after the Effective Date and continuing during the first year following the Effective Date, the minimum monthly interest payable on the Rock Island/Agemark Note will be the lesser of (a) 100% of the Rock Island Net Operating Cash Flow (as herein defined), or (b) three percent per annum of the unpaid principal due on the Rock Island/Agemark Note. Rock Island Net Operating Cash Flow means the cumulative calendar year-to-date operating income figured monthly after deducting: (a) usual and customary operating expenses; (b) capital expenses not paid out of the Reserve Account defined below; (c) interest and principal paid on any Tax Notes on the Rock Island/Agemark Facility; and (d) the Rock Island/Agemark Facility's pro rata portion on the following expenses of Agemark such that the ratio of the amount to be attributed to the Rock Island/Agemark Facility is equal to the ratio of the total gross operating cash flow from the Rock Island/Agemark Facility as to the total gross operating cash flow on all Agemark
Facilities:  (i) payments to Class 8 General Unsecured Creditors,
(ii) payments on account of the Professionals, Claims,
(iii) Agemark's overhead consistent with historical operation practices of prior owner, not including depreciation and amortization and (iv) Agemark's income taxes. If the Rock Island Net Operating Cash Flow in the first year following the Effective Date is in excess of three percent of the principal amount due under the Rock Island/Agemark Note, such funds will be held in a separate interest bearing account

DEBTOR'S SECOND AMENDED JOINT                                       Exhibit A-43
PLAN OF REORGANIZATION

("Interest Reserve Account") for application to subsequent interest payments due under the Rock Island/Agemark Note.

                           8.10.3.2  Second Year After Effective Date.  On the
                                     --------------------------------
tenth day of each month during the second year following the Effective Date, the minimum monthly interest payable on the Rock
Island/Agemark Note will be the greater of (a) 100% of the Rock
Island Net Operating Cash Flow or (b) three percent per annum of the unpaid principal due on the Rock Island/Agemark Note.

                           8.10.3.3  Subsequent Years.  On the tenth day of each
                                     ----------------
month during the third year following the Effective Date and continuing thereafter until the Rock Island/Agemark Note is paid in full, the minimum monthly interest payable on the Rock
Island/Agemark Note will be the greater of (a) 100% of the Rock
Island Net Operating Cash Flow or (b) four percent per annum of the unpaid principal due on the Rock Island/Agemark Note.

                  8.10.4  Principal Payments.  Beginning on the tenth day of
                          ------------------
the third month after the Effective Date, and continuing quarterly thereafter, if there is no Unpaid Interest on the Regular Agemark
Notes, then Agemark will make a principal payment ("Principal
Payment") to the holder of each Agemark Note in an amount equal to each Agemark Note holder's pro rata portion of 75% of Agemark's Net Operating Cash Flow, such that the ratio of the amount to be paid to such holder on account of principal owed to the total amounts to be paid to all Agemark Note holders on account of principal owed is equal to the ratio of the principal amount due under the Agemark
Note to the principal amount of all outstanding Agemark Notes. The Principal Payments will be

DEBTOR'S SECOND AMENDED JOINT                                       Exhibit A-44
PLAN OF REORGANIZATION

Deposited by the holder of the Agemark Notes into a separate interest bearing deposit account ("Principal Reserve Account").

                           8.10.4.1  Principal Reserve Accounts.  Each holder of
                                     --------------------------
the Agemark Notes will deposit and hold all Principal Payments in a Principal Reserve Account until such time as the funds in the Principal Reserve Account would reduce the balance on the Agemark
Notes held by that holder to zero. At that time, the funds in the Principal Reserve Accounts will be credited toward the principal of each Agemark Note on a pro rata basis according to the total amount of the unpaid principal on all of the Agemark Notes held by that holder and adjusting for excess interest as though the principal amount had been credited at the time of the deposit of the funds into the Principal Reserve Account. During the term of the Agemark
Notes, the funds in the Principal Reserve Account will be used to fund capital expenditures as may be necessary. Agemark will submit annual budgets to the holder of the Agemark Notes; and the holders of the Agemark Notes will have the opportunity to review and approve such budgets. Agemark will not spend more than $15,000 annually per Agemark Facility from the Principal Reserve Account without the written consent of the holder of the Agemark Notes, which will not be unreasonably withheld. Any dispute regarding the use of the funds in the Principal Reserve Accounts will be subject to arbitration pursuant to the Alternative Dispute Resolution program set up by the Bankruptcy Court for the Northern District of California.

                  8.10.5  Term.  The Agemark Notes will mature and be due
                          ----
and payable three years after the Effective Date, unless such term is extended as provided herein. If, prior to the Effective Date,

DEBTOR'S SECOND AMENDED JOINT                                       Exhibit A-45
PLAN OF REORGANIZATION
or within three years of the Effective Date, Agemark has made one million dollars in total Principal Payments, the term of the Agemark
Notes will be extended for one year.  If Agemark makes additional
Principal Payments of $1,250,000 for total Principal Payments of
$2,250,000 before the then maturity date of the Agemark Notes, the term of the Agemark Notes will be extended for an additional year, five years from the Effective Date. Further, if Agemark makes additional Principal Payments of $1,500,000 for total Principal
Payments of $3,750,000 before the then maturity date of the Agemark
Notes, the term of the Agemark Notes will be extended for an additional year, six years from the Effective Date. In no event will the term of the Agemark Notes exceed six years. The total
Principal Payments provided in this paragraph shall not include any funds that are paid on the Agemark Notes which funds were derived from the refinancing of the Agemark Facility securing that Agemark
Note unless all of the net proceeds of such refinancing are paid as set forth herein and Agemark has, to that date, applied at least 75% of the net proceeds of any financing or refinancing of any of the Agemark Facilities that do not secure payment of the Agemark Notes against the Agemark, the Super First and/or Reimbursement Notes.
After payment in full of any Agemark Note secured by the Agemark
Facility refinanced, Agemark shall have the right to apply up to fifty percent of the remaining funds from such refinancing to the Super First Note and/or the Reimbursement Notes provided it applies the remainder of such funds to the Agemark Notes to the extent there are any amounts unpaid on such Note(s). Upon the payment in full of the Agemark Notes, there will be no percentage restriction on the

DEBTOR'S SECOND AMENDED JOINT                                      Exhibit A-46
PLAN OF REORGANIZATION
application of the remainder of such refinancing funds on the Super
First and/or Reimbursement Notes. Agemark shall have the sole right to designate the application of those funds against any or all of those Notes in whatever amounts that Agemark chooses as long as Agemark complies with the percentages set forth in the preceding sentence.

                  8.10.6  Prepayment Incentive.  In the event there is no
                          --------------------
default at any time during the three years following the Effective
Date, any of the Agemark Notes may be satisfied by Agemark by paying the following principal amounts less the Principal Payments previously made on account of such Agemark Note:

         Fort Madison Note                           $2,100,000
         Rock Island Note                            $4,000,000
         Dickinson Note                              $2,150,000
         Hastings Note                               $2,175,000
         Williston Note                              $2,300,000

                  8.10.7  Additional Interest.  The "Additional Interest"
                          -------------------
section of the Agemark Notes will be deleted. The holders of the Agemark Notes will not be entitled to "Additional Interest" as provided in the original mortgage notes.

                  8.10.8  Salability of Notes.  The Agemark Notes, as
                          -------------------
modified, will be freely transferable by the holder of such notes.

                  8.10.9  Periodic Reporting.  A holder of the Agemark Notes
                          ------------------
will have the right to receive monthly operating reports and all publicly filed documents from Agemark and will have reasonable access to Agemark's books and records.

                  8.10.10  Prohibition on Agemark Dividends.  Agemark shall
                           --------------------------------
not declare any dividends unless and until the Agemark Notes, the Super First Note and the Reimbursement Notes are all paid in full or otherwise satisfied.

DEBTOR'S SECOND AMENDED JOINT                                       Exhibit A-47
PLAN OF REORGANIZATION

                  8.10.11  Miscellaneous Default Provisions.
                           --------------------------------

                           8.10.11.1  Transfer Not Default.  The transfer of the
                                      --------------------
Agemark Facilities to Agemark will not be a default under the Agemark Notes.

                           8.10.11.2  Abandonment of Rock Island/Agemark
                                      ----------------------------------
Facility.  In the event that Agemark proposes to abandon its
--------
interest in the Rock Island/Agemark Facility, Agemark shall be required to pay in full all of the taxes and other debts secured by the Rock Island/Agemark Facility as well as unsecured trade which is consistent with the trade practices of prior owner, exclusive of the Rock Island/Agemark Note before delivering a quitclaim deed to the holder of the Rock Island/Agemark Note.

                           8.10.11.3  Allowed Indebtedness.  The existence of
                                      --------------------
and payment of the other Agemark Notes, the Tax Notes, the Super
First Note, the Reimbursement Notes and any other indebtedness provided under the Plan will be Permitted Liens and will not constitute a default exercisable by the Agemark Note holders.

                           8.10.11.4  Notice Requirements.  Upon the occurrence
                                      -------------------
of any default in the payment or performance by Agemark of its obligation to the holder of an Agemark Note under the Plan, and after 15 days, notice and grace period, the holder of the Agemark
Note will be free to exercise any remedy, including foreclosure of the related Agemark Facility, take all actions necessary to collect on the Agemark Note and exercise any and all rights it has under the security documents and applicable state and federal law, including removal of management. The term "notice and grace period" means written notice from the holder of the Agemark Note by first-class mail, Federal Express or overnight

DEBTOR'S SECOND AMENDED JOINT                                       Exhibit A-48
PLAN OF REORGANIZATION
delivery mail, or facsimile delivery to Agemark of any default in the payment or performance by Agemark of its obligation to the holder of the Agemark Note under the Plan. Notice will be deemed given and service will be deemed effective upon delivery. Agemark is obligated to advise the Agemark Note holders of any change of address.

         8.11  Super First and Reimbursement Notes, Mortgages and
               --------------------------------------------------
Guarantees.
----------

                  8.11.1  Terms of Notes.  On the Effective Date, Agemark
                          --------------
and the relevant lenders will execute and deliver the Super First
Note and Reimbursement Notes and the mortgages securing them to the Liquidating Trustee. The Super First Note and the Reimbursement
Notes will have the following terms:

                           8.11.1.1  Principal.
                                     ---------

                                    8.11.1.1.1  The Super First Note will have a
principal equal to $1,520,000.

                                    8.11.1.1.2  The Reimbursement Note in favor
of PIF II will be in the principal amount of $237,500.

                                    8.11.1.1.3  The Reimbursement Note in favor
of PIF III will be in the principal amount of $154,500.

                           8.11.1.2  Interest Rate.  Interest will accrue on the
                                     -------------
Super First Note and the Reimbursement Notes from and after the Effective Date at the rate of five percent per annum.

                           8.11.1.3  Term.  The Super First Note and the
                                     ----
Reimbursement Notes will mature and be due and payable three years after the Effective Date; no payments shall be made until maturity except upon sale of the collateral. Agemark will have the option to prepay the Super First Note and the Reimbursement Notes at any

DEBTOR'S SECOND AMENDED JOINT                                       Exhibit A-49
PLAN OF REORGANIZATION
time prior to maturity without premium or penalty. Any payments on the Super First Note and the Reimbursement Notes will be credited first against accrued but unpaid(I interest and then against the principal.

                           8.11.1.4  Payment of Principal From Sale of Rejected
                                     ------------------------------------------
Facilities.  Pursuant to paragraph 8.6 of the Plan, on the Effective
----------
Date, as partial payment of the principal of the Super First Note, PIF I will transfer to Agemark (i) the net cash proceeds from the sale of the Kansas City/PIF I Facility, less the approximately
$115,000 authorized by the Court to be used to redeem the Port
Huron/PIF I Facility from a pre-petition tax sale, and (ii) PIF I's portion of the net cash proceeds from the sale of the Quincy/HHS III
Facility. Similarly, on the Effective Date, the Liquidating Trustee, on behalf of PIF III, will transfer the net cash proceeds it is holding from the sale of the Quincy/HHS III Facility to Agemark, which will transfer such proceeds back to PIF III as partial payment of the principal of the Super First Note.

                           8.11.1.5  Payment of Proceeds Upon Sale of
                                     --------------------------------
Collateral.  If any of the Agemark Facilities which are security for
----------
the Super First Note or the Reimbursement Notes are sold, the net proceeds from such sale will be paid to the holder of the Super
First Note until the Super First Note is paid in full; and then to the holders of the Reimbursement Notes on a pro rata basis equal to the ratio of the unpaid principal of each Reimbursement Note to the total unpaid principal on both Reimbursement Notes until the Reimbursement Notes are paid in full.

DEBTOR'S SECOND AMENDED JOINT                                       Exhibit A-50
PLAN OF REORGANIZATION

                           8.11.1.6  Salability of Notes.  The Super First and
                                     -------------------
the Reimbursement Notes will be freely transferable by the holder of such notes.

                           8.11.1.7  Periodic Reporting.  A holder of the Super
                                     ------------------
First and Reimbursement Notes will have the right to receive periodic financial reports from Agemark and will have reasonable access to books and records.

                           8.11.1.8  Notice Requirements.  Upon the occurrence
                                     -------------------
of any default in the payment or performance by Agemark of its obligation to the holder of a Super First or Reimbursement Note under the Plan, and after 15 days' notice and grace period, the holder of the respective Super First or Reimbursement Note will be free to exercise any remedy, including foreclosure of the secured
Agemark Facilities, take all actions necessary to collect on the Super First or Reimbursement Note and exercise any and all rights it has under the security documents and applicable state and federal law, including removal of management. The term "notice and grace period" means written notice from the holder of the Super First and Reimbursement Notes by first-class mail, Federal Express or overnight delivery mail, or facsimile delivery to Agemark of any default in the payment or performance by Agemark of its obligation to the holder of the Super First and Reimbursement Notes under the Plan. Service will be effective upon delivery. Agemark is obligated to advise the holders of the Super First and Reimbursement Notes of any change of address.

                  8.11.2  Guarantee.  Upon the Effective Date, Richard
                          ---------
Westin, Jesse Pittore and Stan Seaman, the principals of Westor,

DEBTOR'S SECOND AMENDED JOINT                                       Exhibit A-51
PLAN OF REORGANIZATION
will execute and deliver guarantees of payment on the Super First
Note and the Reimbursement Notes.

                  8.11.3  Mortgages.  On the Effective Date, Agemark will
                          ---------
execute and deliver first priority mortgages to PIF II and PIF III on the following Agemark Facilities: the Manitowoc/HHS III Facility, the Beatrice/HHS I Facility and the Port Huron/PIF I Facility in order to secure payment of the Super First Note and the Reimbursement Notes.

                           8.11.3.1  Right of First Refusal.  Agemark will have
                                     ----------------------
the right to match any bid in price and terms at any foreclosure sale due to default on the Super First Note and/or the Reimbursement
Notes. Agemark shall exercise its right of first refusal within one week of the original bid.

                           8.11.3.2  Marshalling Agreement.  The Liquidating
                                     ---------------------
Trustee shall execute and deliver a marshalling agreement which will require the holder of the Super First Note and the Reimbursement
Notes to foreclose on the mortgages securing the notes in the following order: first, the Manitowoc/Agemark Facility; second, the Port Huron/Agemark Facility; and third, the Beatrice/Agemark
Facility. Only after all mortgages have been foreclosed will the holders of the Super First Note and/or the Reimbursement Notes have recourse against the Westor principals pursuant to their guarantees.

         8.12  Execution of Tax Notes.  On the Effective Date, Agemark
               ----------------------
and the relevant holders of Class 2 Claims, will execute, deliver, file and record all documents necessary to cause the Tax Notes to be effectuated. The Tax Notes will have the following terms:

DEBTOR'S SECOND AMENDED JOINT                                       Exhibit A-52
PLAN OF REORGANIZATION

                  8.12.1  Principal.  Each Tax Note will be in the principal
                          ---------
amount equal to the allowed amount of the Tax Note holder's respective Claim 2 Claim.

                  8.12.2  Interest.  The Tax Notes will bear interest at six
                          --------
and a half percent (6%%-) per annum from and after the Effective
Date.

                  8.12.3  Payments.  Agemark will make semiannual payments
                          --------
to the holders of the Tax Notes based on a six-year straight line amortization schedule.

                  8.12.4  Term.  The Tax Notes will be due and payable in
                          ----
full no later than the sixth anniversary of the Effective Date.
Upon full payment of a Tax Note, the respective tax lien will to released and the Tax Note will be returned to Agemark as paid in full.

                  8.12.5  Default.  The holders of Class 2A1, 2A2, 2B1, 2B2,
                          -------
2B3, 2C1, 2C2 and 2D1 Claims will have no right to enforce their respective liens unless Agemark defaults under the respective Tax
Note.

         8.13  Modification of Management Agreement.  On the Effective
               ------------------------------------
Date, subject to the conditions set forth in paragraph 11.1.8 of the Plan, the management agreements between the Debtors and Evergreen Management shall be deemed revised such that the management fees will be reduced from five percent of the gross revenues to four and a half percent of the gross revenues. The agreements will be amended to provide that during the terms of the Agemark Notes the senior management of Evergreen shall not be changed without the consent of the Liquidating Trustee, if he is a holder of the Agemark Notes. Furthermore, the management

DEBTOR'S SECOND AMENDED JOINT                                       Exhibit A-53
PLAN OF REORGANIZATION

Agreements will be amended to relieve Agemark of the requirement to deposit $10,000 in Evergreen's account on the first day of each month. Evergreen shall waive any and all Claims it may have against the Debtors for cure of the assumed agreements.

         8.14  Issuance of Agemark Stock.  Within 60 days of the
               -------------------------
Effective Date, Agemark will issue one million shares of the Agemark Stock to the Debtors and other entities contributing valuable assets to Agemark. Each entity contributing value to Agemark will receive its Equity Portion, which will be adjusted as follows:

                  8.14.1  Shift of Agemark Stock from HHS I to PIF I.  On
                          ------------------------------------------
account of PIF I agreeing to concessions relating to treatment of its Class 5A1, 5B1 and SB2 Claims, HHS I will transfer to PIF I two percent of the HHS I Equity Portion to PIF I.

                  8.14.2  Shift of Agemark Stock from Westor and Williston
                          ------------------------------------------------
Associates to Certain Debtors.  In order to assure that each of the
-----------------------------
Debtors receives at least three percent of the equity of Agemark for distribution to its Limited Partners, Westor will contribute all of the Agemark Stock it receives on account of its interest in the PIF I Equity Portion and Williston Associates will contribute sufficient additional shares of Agemark Stock from its Equity
Portion to any Debtor that has an Equity Portion equal to less than three percent of all the Agemark Stock.

                  8.14.3  Distribution of Agemark Stock to Limited Partners.
                          -------------------------------------------------
Within 60 days of the Effective Date and after the adjustments to the Equity Portions are made, the Debtors shall distribute the Adjusted Equity Portions of the Agemark Stock to their Limited
Partners on a pro rata basis equal to the ratio of

DEBTOR'S SECOND AMENDED JOINT                                       Exhibit A-54
PLAN OF REORGANIZATION

Each Debtor's Limited Partner's interest to the outstanding Interest in the Debtor. Specific provisions governing the mechanics of the Distributions of Agemark Stock are set forth in Article 9 of the Plan.

         8.15  Distribution of Cash.  On the Effective Date and at such
               --------------------
other times as required under the Plan, Agemark will distribute Cash to holders of Administrative Expense Claims, Class 1 Claims, and
Class 8 Claims as provided under the Plan. Specific provisions governing the mechanics of the Distributions of Agemark Stock are set forth in Article 9 of the Plan.

         8.16  Sale of Certain Agemark Facilities.  Agemark will
               ----------------------------------
immediately take steps to sell certain of the Agemark Facilities. The proceeds from the sale of those Agemark Facilities which secure the Super First Note and the Reimbursement Notes will be applied against Agemark's obligations under the Super First Note and then the Reimbursement Notes.

         8.17  Set-Offs.  Agemark may, but will not be required to, set-
               --------
off against any Allowed Claim and the Distributions to be made pursuant to the Plan on account of such Allowed Claim, claims of any nature that the Debtors, or Agemark may have against the holder of such Allowed Claim; provided, however, that neither a failure to effect such a set-off nor the allowance of any Claim against the Debtors, or Agemark will constitute a waiver or release by the Debtors, or Agemark of any Claim that the Debtors, or Agemark may possess against such Claim holder. The Debtors and Agemark waive their set-off rights, if any, against the PIF partnerships.

DEBTOR'S SECOND AMENDED JOINT                                       Exhibit A-55
PLAN OF REORGANIZATION

         8.18  Retention and Enforcement of Claims.  In accordance with
               -----------------------------------
Section 1123(b) of the Bankruptcy Code, except as otherwise provided in the Plan, in any contract, instrument, release, or other agreement entered into in connection with the Plan, or by order of the Bankruptcy Court, the Debtors and Agemark will retain and may enforce any claims, rights, and causes of action that the Debtors, their Estates or any of them, may have against any entity, including, without limitation, any rights of setoff and recoupment, and any claims, rights or causes of action under Sections 505 and 544 through and including 550 of the Bankruptcy Code or any other applicable law.

         8.19  Determination of Tax Liability.  Pursuant to Section 505
               ------------------------------
of the Bankruptcy Code, the Debtors and Agemark shall seek the Court's determination of certain real property secured tax liabilities which the Debtors believe are currently overstated. If the Debtors are successful in reducing real property tax liabilities which are secured by Rejected Facilities, the Liquidating Trustee has agreed to share the benefit of any such reductions by paying 30% of the reduced amount to Agemark.

         8.20  Objections to Claims.  The Debtors and Agemark will have
               --------------------
the authority to make Claim and Interest Objections. Claim and Interest Objections must be filed within 90 days of the Effective
Date, except that if any holder of a Claim or Interest files a proof of Claim or Interest subsequent to the Bar Date or is subsequently allowed by the Court to file a late proof of Claim or Interest, then Agemark will be allowed to object to such Claim or Interest with 90 days of the filing or allowance thereof. The Debtors and Agemark admit the validity and amount of the Claims of

DEBTOR'S SECOND AMENDED JOINT                                       Exhibit A-56
PLAN OF REORGANIZATION

PIF II and PIF III as set forth herein and in the Disclosure
Statement. The Debtors and Agemark shall not object to the Claims of PIF II and PIF III and those Claims shall be allowed in the amounts set forth.

         8.21  Post-Confirmation Retention of Professionals.  Fees and
               --------------------------------------------
expenses of professionals incurred through and including the Confirmation Date will be paid by Agemark in accordance with paragraph 5.1.3 of the Plan and only pursuant to orders of the Court. From and after the Confirmation Date, the Debtors and Agemark may employ and pay professionals without the necessity of a Court order. This includes, but is not limited to, retention and payment of professionals to implement the terms and conditions of the Plan.

         8.22  Securities Registration.
               -----------------------

                  8.22.1 Within 120 days of the end of the fiscal year ending after the Effective Date, Agemark will register under the Securities and Exchange Act of 1934, as amended, and thereafter file quarterly and annual financial and other information in accordance with such Act.

                  8.22.2 Additionally, as soon as practicable after the Effective Date, Agemark will take the steps necessary to register the Agemark Stock so that it may be traded publicly.

                                    ARTICLE 9
                                    ---------
                             DISTRIBUTION PROVISIONS
                             -----------------------

         9.1  Bar Date for Claims/Record Date for Interests.
              ---------------------------------------------

                  9.1.1 The HHS Bar Date, March 21, 1994, is the last day on which holders of Claims against and Interests in the HHS Debtors could timely file proofs of Claims and Interests.

DEBTOR'S SECOND AMENDED JOINT                                       Exhibit A-57
PLAN OF REORGANIZATION

                  9.1.2 The PIF I Bar Date, February 11, 1996, is the last day on which holders of Claims against or Interests in PIF I could timely file proofs of Claims or Interests.

                  9.1.3 The Court has set January 1, 1997 as the Record Date for the purpose of determining the holders of Claims and Interests in the Debtors for the purpose of voting and Distributions under the Plan.

                  9.1.4 Agemark will be entitled to recognize and deal for all purposes of the Plan with only: (a) those entities indicated as the holders of Claims in the proofs of Claims, or if no proof of Claim was filed, in the Debtors, Schedules, unless a notice of transfer of Claim or Interest is or was filed in accordance with Bankruptcy Rule 3001(e)(1) or 3001(e)(2) prior to the Record Date, and (b) those holders of Interests as of the Record Date.

         9.2  Cash Distributions on Account of Disputed Claims.
              ------------------------------------------------

                  9.2.1 If, as of the Effective Date, or other date a Cash Distribution is provided for in the Plan, a Claim for which the holder is otherwise entitled to a Distribution of Cash is a Disputed
Claim, the holder of such Disputed Claim will not receive any Distribution on account of the Disputed Claim until such time as the Claim is determined to be an Allowed Claim.

                  9.2.2 On the Effective Date, Agemark will reserve Cash sufficient to satisfy all such Disputed Claims, for which the holder would otherwise be entitled to a Distribution of Cash in an interest-bearing account to be held until the disposition of the Claim. If such a previously Disputed Claim subsequently becomes an Allowed Claim, Agemark will distribute Cash to the Claim holder

DEBTOR'S SECOND AMENDED JOINT                                       Exhibit A-58
PLAN OF REORGANIZATION
sufficient to satisfy the Allowed Claim. If such Disputed Claim subsequently becomes a Disallowed Claim, Agemark will return the Cash reserved on account of such Claim to its own accounts.

         9.3  Agemark Stock Distributions on Account of Dispute Claims
              --------------------------------------------------------
and Interests.
-------------

                  9.3.1 Within 60 days of the Effective Date, Agemark will reserve Agemark Stock sufficient to satisfy all Disputed Interests, for which the holder would otherwise be entitled to a Distribution of Agemark Stock, in trust in an escrow account until the disposition of the Disputed Interest. If a previously Disputed
Claim or Disputed Interest subsequently becomes an Allowed Claim or Allowed Interest, Agemark will distribute shares of Agemark Stock to the Claim or Interest holder sufficient to satisfy the Allowed Claim or Interest. If a previously Disputed Claim or Interest subsequently becomes a Disallowed Claim or Interest, Agemark will hold the Agemark Stock reserved on account of such Claim or interest for subsequent pro rata Distribution as appropriate among the other holders of Claims or Interests in the same class as the Claim or Interest would have been had it otherwise been allowed.

                  9.3.2 When all of the Disputed Claim or Interests of a particular class have become Allowed Claims or Interests or Disallowed Claims or Interests, Agemark will make a subsequent
Distribution of any reserved Agemark Stock to the Allowed Claim or Interest holders in that class as appropriate.

         9.4  Distribution of Fractional Shares of Agemark Stock.  The
              --------------------------------------------------
Distribution of shares of Agemark Stock provided under the Plan may mathematically entitle a Claim or Interest holder to a

DEBTOR'S SECOND AMENDED JOINT                                      Exhibit A-59
PLAN OF REORGANIZATION
fractional share of New Common Stock. Notwithstanding the foregoing, only whole numbers of shares of Agemark Stock will be issued and distributed. When a Distribution on account of an Allowed Claim or Allowed Interest would otherwise result in a number of shares to be issued that is not a whole number, the shares to be so distributed will be rounded to the nearest whole number such that any fractional share less than one half will be rounded down to the previous whole number and any fractional share equal to or greater than one half will be rounded up to the next highest whole number.

         9.5  Delivery of Distributions.
              -------------------------

                  9.5.1  Delivery in General.  Distributions to Claim and
                         -------------------
Interest holders will be made by mail as follows: (a) at the addresses set forth on the respective proofs of Claim or Interest or notices of transfer of Claim or Interest filed by such holders; (b) at the addresses set forth in any written notices of address changes delivered to the Debtors prior to the Confirmation Date or to Agemark; or (c) at the addresses reflected on the Schedules filed by the Debtors if no proof of Claim or Interest is filed and no written notice of a change of address has been received. Nothing contained in the Plan will require the Debtors or Agemark to attempt to locate any holder of an Allowed Claim or Interest.

                  9.5.2  Holding of Undeliverable Property.  If a
                         ---------------------------------
Distribution to the holder of any Claim or Interest is returned to Agemark as undeliverable, no further Distribution will be made to such Claim or Interest holder unless and until Agemark is notified in writing of such Claim or Interest holder's then-current address. Undeliverable Cash will be deposited by Agemark in an

DEBTOR'S SECOND AMENDED JOINT                                       Exhibit A-60
PLAN OF REORGANIZATION
interest-bearing account to be held until such time as the Cash becomes deliverable. Similarly, undeliverable Agemark Stock will be held in trust by Agemark until such time as it becomes deliverable.

                  9.5.3  Unclaimed Property.  If a Distribution remains
                         ------------------
unclaimed one year following the Effective Date, then the holder of the respective Allowed Claim or Allowed interest will cease to be entitled to such Distribution. Any undeliverable Cash will be returned to Agemark for deposit in its own accounts. Any Agemark
Stock which is undeliverable will be retired to the treasury of Agemark.

         9.6  No Distribution in Excess of Allowed Amount of Claim.
              ----------------------------------------------------
Notwithstanding anything to the contrary herein, no holder of an Allowed Claim will receive any Distributions respecting such Claim in excess of the amount of such Allowed Claim. Except as provided herein, no Claim will be allowed for post-petition interest, costs or fees.

                                   ARTICLE 10
                                   ----------
                    EXECUTORY CONTRACTS AND UNEXPIRED LEASES
                    ----------------------------------------

         The Confirmation Order will constitute an order of the Court approving all assumptions and rejections pursuant to Bankruptcy Code
Section 365 as of the Confirmation Date.

         10.1  Assumption.
               ----------

                  10.1.1  Executory Contracts and Unexpired Leases Assumed.
                          ------------------------------------------------
In addition to the executory contracts and unexpired leases previously assumed pursuant to Sections 365 and 1123 of the Bankruptcy Code, on the Effective Date, the Debtors will assume those executory contracts and unexpired leases listed in

DEBTOR'S SECOND AMENDED JOINT                                       Exhibit A-61
PLAN OF REORGANIZATION

Exhibit A, attached hereto and incorporated by this reference
("Schedule A").

                  10.1.2  Method of Cure.  Any monetary defaults under each
                          --------------
executory contract and unexpired lease to be assumed under this Plan will be satisfied pursuant to Section 365(b)(1) of the Bankruptcy
Code, in one of the following ways: (a) by payment of the Cure
Amount listed in Schedule A in Cash on the Effective Date, or (b) on such other terms as may be agreed to by the parties to such executory contract or unexpired lease, which shall in no event be greater than the cure amount listed on Schedule A. If a dispute occurs regarding (i) the Cure Amount; (ii) the ability of Agemark to provide adequate assurance of future performance under the contract or lease to be assumed; or (iii) any other matter pertaining to assumption, then the cure payments required by Section 365(b)(1) of the Bankruptcy Code will be made following the entry of a Final
Order resolving the dispute and approving assumption.

                  10.1.3  Deadline to Object to Cure Amounts.  If prior to
                          ----------------------------------
the Confirmation Date, a party to an executory contract or unexpired lease listed in Schedule A fails to file with the Court and serve upon the attorneys for the Debtors an objection to the applicable
Cure Amount listed on Schedule A, then such party will be forever barred from asserting any additional or other amounts against the Debtors or Agemark respecting such Cure Amount.

         10.2  Rejection.
               ---------

                  10.2.1  Executory Contracts and Unexpired Leases Rejected.
                          -------------------------------------------------
As of the Effective Date, each executory contract and

DEBTOR'S SECOND AMENDED JOINT                                      Exhibit A-62
PLAN OF REORGANIZATION
unexpired lease that has not been assumed herein or has not been assumed previously is rejected.

                        10.2.1.1  Rejection Claims.  Any Claim arising from
                                  ----------------
such rejection or termination, if allowed, will be a Class 8 General Unsecured Claim. The holder of any Class 8 Claim arising from such rejection must file a proof of Claim in respect thereof no later than 45 days after Confirmation of the Plan, or the holder will be forever barred from asserting it. Agemark will serve notice of the last day to file such rejection Claims within 15 days of the Confirmation Date.

         10.3  Reservation of Rights to Assume or Reject.  Listing a
               -----------------------------------------
contract or lease on Schedule A will not constitute an admission by the Debtors that such contract or lease is an executory contract or unexpired lease or that Debtors, or any of them, have any liability thereunder. The Debtors reserve the right to amend Schedule A at any time prior to the Confirmation Date. The Debtors will provide notice of any amendment of Schedule A to the parties affected thereby.

                                   ARTICLE 11
                                   ----------
                        CONDITIONS TO THE EFFECTIVE DATE
                        --------------------------------

         11.1  Conditions.  The Plan may not become effective unless and
               ----------
until each of the conditions set forth below has been satisfied or waived in accordance with the provisions specified:

                11.1.1  Plan Confirmation.  The Confirmation Order is
                        -----------------
entered and becomes a Final Order approving the Plan in all respects, including, without limitation, a determination that Bankruptcy Code Section 1145 applies to the issuance of the Agemark Stock.

DEBTOR'S SECOND AMENDED JOINT                                      Exhibit A-63
PLAN OF REORGANIZATION

                11.1.2  Fees Paid.  All fees payable under Section 1930 of
                        ---------
title 28 of the United States Code have been paid in full.

                11.1.3  Amendment to Transfer Dickinson/Non-Debtor
                        ------------------------------------------
Facility.  Dickinson Associates agrees to transfer all of its
--------
rights, title and interest in the Dickinson/Non-Debtor Facility to Agemark in exchange for (a) Agemark's assumption of its obligations under the Dickinson/PIF II Note, as modified herein, and (b) the Dickinson Associates Equity Portion, if any, of the Agemark Stock.

               11.1.4  Agreement to Modify Dickinson Note.  PIF II agrees
                       ----------------------------------
to modify the PIF II Note secured by a mortgage on the Dickinson/Non-Debtor Facility as set forth in paragraphs 8.10 et seq. of the Plan.

               11.1.5  Agreement to Transfer Williston/Non-Debtor
                       ------------------------------------------
Facility.  Williston Partners agrees to transfer all of its rights,
--------
title and interest in the Williston/Non-Debtor Facility to Agemark in exchange for (a) Agemark's assumption of its obligations under the Williston/PIF II Note, as modified, and the Senior Williston Notes and (b) the Williston Associates Equity Portion of the Agemark Stock.

              11.1.6  Agreement to Modify Williston Note.  PIF II agrees
                      ----------------------------------
to modify the PIF II Note secured by a mortgage on the Williston
Non-Debtor Facility as set forth in paragraphs 8.10 et seq. of the Plan.

              11.1.7  Agreement to Permit Transfer of Williston/Non-
                      ----------------------------------------------
Debtor Facility.  The holder of the Senior Williston Notes agrees to
---------------
the transfer of the Williston/Non-Debtor Facility and the assumption of the Senior Williston Notes by Agemark.

DEBTOR'S SECOND AMENDED JOINT                                      Exhibit A-64
PLAN OF REORGANIZATION

              11.1.8  Agreement to Modify Management Agreement.
                          ----------------------------------------
Evergreen agrees to modify each of the management agreements regarding the Williston/Non-Debtor Facility and the Dickinson/Non-Debtor Facility as set forth in paragraph 8.13 of the Plan.

              11.1.9  Execution of Plan Documents.  Any documents
                      ---------------------------
necessary for consummation of the Plan are duly executed and are in a form and substance reasonably satisfactory to Agemark.
         11.2 Waiver of Conditions to Effective Date. Except for the condition in paragraphs 11.1.1 and 11.1.2 above, each of the conditions may be waived in whole or in part by an agreement between Agemark and the PIF Liquidating Trustee in their sole discretion, without notice or hearing.

        11.3  Effect of Nonoccurrence of the Conditions to the
              ------------------------------------------------
Effective Date.  If each of the conditions to the occurrence of the
--------------
Effective Date has not been satisfied or duly waived on or before 30 days after the Confirmation Date, upon motion by any party in interest, the Confirmation Order may be vacated by the Court; provided, however, that notwithstanding the filing of such a motion, the Confirmation Order will not be vacated if each of the conditions to the Effective Date is either satisfied or duly waived before the Court enters an order granting the relief requested in such motion. If the Confirmation order is vacated pursuant to this section, the Plan will be hull and void in all respects, nothing contained in the Plan will constitute a waiver or release of any Claims against, liens on the property of, or interest in, the Debtors; or prejudice in any manner the rights of any of the Debtors, including (without limitation) the right to

DEBTOR'S SECOND AMENDED JOINT                                      Exhibit A-65
PLAN OF REORGANIZATION
seek further extensions of the exclusivities under Section 1121(d) of the Bankruptcy Code, which exclusivity will be deemed to have been extended to the date 60 days after the date of entry of any order vacating the Confirmation Order, subject to the rights of any party to seek to shorten the exclusivity periods after notice and a hearing.

                                   ARTICLE 12
                                   ----------
                     DISCHARGE, RELEASES, INJUNCTIONS, ETC.
                     --------------------------------------

         12.1  Discharge.  Except as otherwise provided in Section
               ---------
1141(d) of the Bankruptcy Code, the Plan or the Confirmation order, the rights afforded in the Plan and the treatment of all Claims and Interests herein will be in exchange for and in complete satisfaction, discharge and release of all Claims and Interests, whatsoever, that arose from any agreement of the Debtors, or any of them, entered into before Confirmation, or from any conduct of the Debtors, or any of them, prior to the Confirmation, or that otherwise arose before the Confirmation including, without limitation, any debt of any kind specified in Section 502(g), (h) or
(i) of the Bankruptcy Code, whether or not (a) a proof of Claim based on such debt is filed or is deemed filed under Section 501 of the Bankruptcy Code; (b) such Claim is allowed under Section 502 of the Bankruptcy Code or (c) the holder of such Claim has accepted the Plan.

         12.2  Injunction.  All Claimants and Interest holders will be
               ----------
precluded from asserting against the Debtors, or any of them, or Agemark, their successors in interest or their assets or properties, any other or further Claims or Interests based upon any act or omission, transaction or other activity of any kind or

DEBTOR'S SECOND AMENDED JOINT                                      Exhibit A-66
PLAN OF REORGANIZATION
nature that occurred prior to the Confirmation.  The Confirmation
Order will act as a continuing injunction against any Claim or Interest holder from taking any action against the Debtors, any of them, Agemark, or their property, except as otherwise provided in the Plan or to enforce the terms of the Plan.

         12.3  Limitation of Liability.  The Debtors, Agemark, Westor,
               -----------------------
PIF II, PIF III, the Liquidating Trustee and any of their respective officers, directors, partners, employees, members or agents, or any professional persons employed by any of them, will not have or incur any liability to any entity for any act taken or omission made in good faith in connection with or related to formulating, implementing, confirming or consummating this Plan, the Disclosure Statement or any contract, instrument, release or other agreement or document created in connection with this Plan.

         12.4  Release of General Partner.  Except as otherwise provided
               --------------------------
in this Plan, as of the Effective Date, the Debtors, the Debtors'
Limited Partners and PIF II and PIP III will be deemed to have waived all claims against Westor and released Westor and its principals from any and all claims or causes of action (including claims which the Debtors otherwise have legal power to assert, compromise or settle in connection with the Bankruptcy Cases) arising on or prior to the Effective Date except those claims which may arise out of the Plan and those claims which are asserted in the Securities Actions.

DEBTOR'S SECOND AMENDED JOINT                                      Exhibit A-67
PLAN OF REORGANIZATION

                                   ARTICLE 13
                                   ----------
                            RETENTION OF JURISDICTION
                            -------------------------

         Notwithstanding Confirmation of the Plan or occurrence of the Effective Date, the Court will retain jurisdiction for the following purposes:

         13.1 To hear and determine any and all objections to the allowance of a Claim or Interest, or any controversy with respect to the classification of Claims or Interests, including reexamination of Claims or Interests which may have been allowed for purposes of voting. The failure by the Debtors or Agemark to object to or to examine any Claim or Interest for the purpose of voting will not be deemed to be a waiver of the Debtors' or Agemark's right to object to or reexamine a Claim or Interest in whole or in part;

         13.2 To hear and determine any and all adversary proceedings, applications or litigated matters, including all questions and disputes regarding title to and value of the assets of the Estates;

         13.3 The correction of any defect, the curing of any omission, or the reconciliation of any inconsistency in this Plan or the Confirmation Order as may be necessary to carry our the purposes and intent of the Plan;

         13.4 Entry of any order, including injunctions, necessary to enforce the title, rights and powers of the Debtors or Agemark, and to impose such limitations, restrictions, terms and conditions of such title, rights or powers as this Court may deem necessary;


DEBTOR'S SECOND AMENDED JOINT                                      Exhibit A-68
PLAN OF REORGANIZATION

         13.5 To hear and determine any and all applications by professionals for compensation and reimbursement of expenses incurred prior to the Confirmation Date;

         13.6 To hear and determine Claims arising from rejection of any executory contracts and unexpired leases;

         13.7 To enable the Debtors or Agemark to commence and prosecute any and proceedings which may be brought after the Confirmation Date related to Claims or causes of action which arose prior to the Confirmation Date or to recover any transfers, assets, property or damages to which the Debtors or Agemark may be entitled under applicable provisions of the Bankruptcy Code or other applicable law, including without limitation under Sections 505 and 542 through 553 of the Bankruptcy Code;

         13.8 To liquidate any disputed, contingent or unliquidated claims or Interests;

         13.9 To enter such orders as may be necessary or appropriate in furtherance of Confirmation and implementation of the Plan;

         13.10 To enter and implement such orders as may be appropriate in the event Confirmation is for any reason stayed, reversed, revoked, modified or vacated;

         13.11  The approval of any compromise;

         13.12 The entry of any order concluding and terminating these Bankruptcy Cases;

         13.13 Modification of the Plan pursuant to Section 1127 of the Bankruptcy Code; and

         13.14  To enter a final decree closing the Bankruptcy Cases.

DEBTOR'S SECOND AMENDED JOINT                                      Exhibit A-69
PLAN OF REORGANIZATION

                                   ARTICLE 14
                                   ----------
                            ADMINISTRATIVE PROVISIONS
                            -------------------------

         14.1  Plan Amendments and Revocation.
               ------------------------------

              14.1.1  Amendments to the Plan.  Pursuant to Section 1127
                      ----------------------
of the Bankruptcy Code, the Debtors may modify the Plan at any time prior to the entry of the Confirmation order provided that the Plan, as modified, and the Disclosure Statement pertaining thereto meet applicable Bankruptcy Code requirements. Similarly, the Debtors may modify the Plan after the Confirmation Date and before the Effective Date, if the Court approves.

             14.1.2  Revocation of the Plan.  The Debtors reserve the
                     ----------------------
right to revoke or withdraw the Plan prior to the date of the Confirmation Order. If the Debtors revoke or withdraw the Plan, or if confirmation of the Plan does not occur, then the Plan will be null and void, and nothing contained in the Plan will: (i) constitute a waiver or release of any Claims by or against, liens and property of, or interest in, the Debtors; or (ii) prejudice in any manner the rights of the Debtors in any further proceedings involving the Debtors.

         14.2  Applicability of Section 1145 of the Bankruptcy Code.
               ----------------------------------------------------
The protection afforded by Section 1145 of the Bankruptcy Code will apply to the full extent provided by law with regard to the solicitation of acceptances or rejections of this Plan and with regard to the offer, issuance, sale or purchase of the Agemark Stock, issued and distributed pursuant to this Plan. The entry of the Confirmation Order will constitute the determination by the Bankruptcy Court that the Debtors and their officers, directors, partners, employees, members or agents, and each attorney,

DEBTOR'S SECOND AMENDED JOINT                                      Exhibit A-70
PLAN OF REORGANIZATION
accountant, or other professional employed by any of them, will have acted in good faith and in compliance with the applicable provisions of the Bankruptcy Code pursuant to Section 1145 of the Bankruptcy Code.

         In addition, the entry of the Confirmation Order will provide that the exemption from the requirements of Section 5 of the Securities Act of 1933, 15 U.S.C. s. 77e, and any state or local law requiring registration for the offer or sale of a security
(including the qualification requirements of Section 25110 of the California Corporate Securities Law of 1968) provided for in
Section 1145 of the Bankruptcy Code and Section 25102(k) of the California Corporations Code will apply to the Agemark Stock issued under this Plan.

         14.3  Application of Bankruptcy Code Section 1146(c).  The
               ----------------------------------------------
issuance, transfer or exchange of a security, or the making or delivery of an instrument of transfer under the Plan will be entitled to the tax treatment provided by Section 1146(c) of the Bankruptcy Code, and each recording or other agent of any governmental office will record any such documents of issuance, transfer or exchange without any further direction or order of the Court.

         14.4  Successors and Assigns.  The rights, benefits, and
               ----------------------
obligations of any person named or referred to in the Plan will be binding upon, and will inure to the benefit of, the heir, executor, administrator, successor or assign of such person.

         14.5  Severability.  Should any provision in the Plan be
               ------------
determined to be unenforceable following the Confirmation Date, such determination will in no way limit or affect the

DEBTOR'S SECOND AMENDED JOINT                                      Exhibit A-71
PLAN OF REORGANIZATION
enforceability or operative effect of any and all other provisions of the Plan; provided that the Plan, as modified, meets the requirements of the Bankruptcy Code, including without limitation,
Section 1127 of the Bankruptcy Code.

         14.6  Readings.  The headings in this Plan are for convenience
               --------
and reference only, and will not limit or otherwise affect the meaning of the Plan.

         14.7  Notices.  All notices required or permitted to be made in
               -------
accordance with the Plan will be in writing and will be delivered by Federal Express or overnight delivery, facsimile or first class mail, postage prepaid as follows:

         If to the Debtors or Agemark:

         Richard Westin
         Westor Financial Services
         2614 Telegraph Avenue
         Berkeley, California 94704

         Terrence V. Ponsford, Esq.
         Bronson, Bronson & McKinnon LLP
         505 Montgomery Street
         San Francisco, California 94111-2514

         Edward Tredinnick, Esq.
         Pascoe & Rafton
         1050 Northgate Drive, Suite 356
         San Rafael, California 94903

         Notices to be made to a holder of an Allowed Claim or Allowed Interest shall be sent to the address set forth in the holder's proof of Claim or proof of Interest or, if none, at the address set forth in the Schedules prepared and filed with the Court pursuant to Bankruptcy Rule 1007(b).

         14.8  Integration.  The provisions of this Plan and the
               -----------
Confirmation Order supersede any and all prior agreements, documents, understandings, written or otherwise, in respect to any

DEBTOR'S SECOND AMENDED JOINT                                      Exhibit A-72
PLAN OF REORGANIZATION

Claim against, or Interest in, the Debtors, and the treatment or satisfaction thereof. All such prior agreements, documents or understandings are merged herein.

                                   ARTICLE 15
                                   ----------

                              CONFIRMATION REQUEST
                              --------------------

         If holders of impaired Claims and Interests do not accept this Plan in accordance with Section 1126 of the Bankruptcy Code, the Debtors will, and hereby do, request a Confirmation Order to be entered pursuant to Section 1129(b) of the Bankruptcy Code on the basis that the Plan is fair and equitable to all Claim and Interest holders.

DATED:    January 15, 1997                  HISTORIC HOUSING FOR SENIORS
                                            LIMITED PARTNERSHIP


                                        By: ---------------------------------
                                            Richard J. Westin, President
                                            of Westor Financial Group,
                                            General Partner


                                            HISTORIC HOUSING FOR SENIORS
                                            II LIMITED PARTNERSHIP


                                        By: ---------------------------------
                                            Richard J.  Westin, President
                                            of Westor Financial Group,
                                            General Partner


                                            HISTORIC HOUSING FOR SENIORS
                                            III LIMITED PARTNERSHIP


                                        By: ---------------------------------
                                            Richard J.  Westin, President
                                            of Westor Financial Group,
                                            General Partner


DEBTOR'S SECOND AMENDED JOINT                                      Exhibit A-73
PLAN OF REORGANIZATION

                                            HOUSING FOR SENIORS
                                            PARTICIPATING MORTGAGE FUND
                                            LIMITED PARTNERSHIP


                                        By: ---------------------------------
                                            Richard J.  Westin, President
                                            of Westor Financial Group,
                                            General Partner



PRESENTED By::

DATED:  January 10, 1997                BRONSON, BRONSON & MCKINNON
                                        LLP


                                        By: ---------------------------------
                                            Terrence V. Posford
                                            Attorneys for Debtors HISTORIC
                                            HOUSING FOR SENIORS LIMITED
                                            PARTNERSHIP, HISTORIC HOUSING
                                            FOR SENIORS II LIMITED
                                            PARTNERSHIP, and HISTORIC
                                            HOUSING FOR SENIORS III
                                            LIMITED PARTNERSHIP


                                        PASCOE & RAFTON


                                        By: ---------------------------------
                                            Edward Tredinnick
                                            Attorneys for Debtor HOUSING
                                            FOR SENIORS PARTICIPATING
                                            MORTGAGE FUND LIMITED
                                            PARTNERSHIP


DEBTOR'S SECOND AMENDED JOINT                                      Exhibit A-74
PLAN OF REORGANIZATION